Exhibit 1.1

Zuoan Fashion Limited

6,900,000 American Depositary Shares

Representing

27,600,000 Ordinary Shares, par value US$0.00025 per share

UNDERWRITING AGREEMENT

January     , 2011

COWEN AND COMPANY, LLC

As Representative of the several Underwriters

c/o Cowen and Company, LLC

1221 Avenue of the Americas

New York, New York 10020

Dear Sirs:

1.             INTRODUCTORY. Zuoan Fashion Limited, a Cayman Islands company with limited liability (the “Company”), and the selling shareholders named in Schedule B hereto (the “Selling Shareholders”) propose to sell, pursuant to the terms of this Agreement, to the several underwriters named in Schedule A hereto (the “Underwriters,” or, each, an “Underwriter”), an aggregate of 6,900,000 American Depositary Shares (“ADSs”), each ADS representing four ordinary shares of the Company, par value US$0.00025 per share (the “Common Shares”).  The aggregate of 6,900,000 ADSs so proposed to be sold is hereinafter referred to as the “Firm Shares.”  The Selling Shareholders listed in Schedule B hereto also propose to sell to the Underwriters, upon the terms and conditions set forth in Section 3 hereof, up to an additional 1,035,000 ADSs (the “Optional Shares”).  The Firm Shares and the Optional Shares are hereinafter collectively referred to as the “Shares.”  Cowen and Company, LLC is acting as representative of the several Underwriters and in such capacity is hereinafter referred to as the “Representative.”

Unless the context otherwise requires, references to the “Shares” herein shall constitute references both to the Common Shares and to the ADSs (and to the Common Shares represented by such ADSs).  All references to “US dollars” or “$” herein are to United States dollars.

The ADSs purchased by the Underwriters will be evidenced by American Depositary Receipts (“ADRs”) to be issued pursuant to a Deposit Agreement dated as of                         , 2010 (the “Deposit Agreement”), entered into among the Company, Deutsche Bank Trust Company Americas, as depositary (the “Depositary”), and all holders and beneficial owners from time to time of ADSs.

2.             REPRESENTATIONS AND WARRANTIES OF THE COMPANY

(I)            REPRESENTATIONS AND WARRANTIES OF THE COMPANY.  The Company represents and warrants to the several Underwriters, as of the date hereof and as of each Closing Date (as defined below), and agree with the several Underwriters, that:

(a)           A registration statement of the Company on Form F-1 (File No. 333-171534) (including all pre-effective amendments thereto, the “Initial Registration Statement”) in respect of the Shares has been filed with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Securities Act”) and the rules and regulations of the Commission thereunder (the “Rules and Regulations”). In addition, a registration statement of the Company on Form F-6 (File No. 333-          )

relating to the ADSs has been filed with the Commission and in accordance with the Rules and Regulations (such registration statement on Form F-6, including all exhibits thereto, as amended through the time such registration became effective, the “ADS Registration Statement”).  The Initial Registration Statement and any post-effective amendment thereto, and the ADS Registration Statement, each in the form heretofore delivered to you, and, excluding exhibits thereto, for each of the other Underwriters, have been declared effective by the Commission in such form and meet the requirements of the Securities Act and the Rules and Regulations.  Other than (i) a registration statement, if any, increasing the size of the offering filed pursuant to Rule 462(b) under the Securities Act and the Rules and Regulations (a “Rule 462(b) Registration Statement”) and (ii) the Prospectus (as defined below) contemplated by this Agreement to be filed pursuant to Rule 424(b) of the Rules and Regulations in accordance with Section 4(I)(a) hereof and (iii) any Issuer Free Writing Prospectus (as defined below), no other document with respect to the offer and sale of the Shares has heretofore been filed with the Commission.  No stop order suspending the effectiveness of the Initial Registration Statement, the ADS Registration Statement, or any post-effective amendment thereto, or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose or pursuant to Section 8A of the Securities Act has been initiated or, to the Company’s best knowledge after reasonable investigation and due inquiry (“Knowledge”), threatened by the Commission (any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424(a) of the Rules and Regulations is hereinafter called a “Preliminary Prospectus”).  The various parts of the Initial Registration Statement, the ADS Registration Statement, and the Rule 462(b) Registration Statement, if any, in each case including all exhibits thereto and including (i) the information contained in the Prospectus filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations and deemed by virtue of Rules 430A and 430C under the Securities Act to be part of the Initial Registration Statement at the time it became effective and (ii) the documents incorporated by reference in the Rule 462(b) Registration Statement at the time the Rule 462(b) Registration Statement became effective, are hereinafter collectively called the “Registration Statements.”  The final prospectus, in the form filed pursuant to and within the time limits described in Rule 424(b) under the Rules and Regulations, is hereinafter called the “Prospectus.”

For purposes of this Agreement, all references to the Initial Registration Statement, the Rule 462(b) Registration Statement, the ADS Registration Statement, any preliminary prospectus or any amendment or supplement, or the Prospectus (including any prospectus wrapper) to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system (“EDGAR”).

(b)           As of the Applicable Time (as defined below), neither (i) the General Use Free Writing Prospectus(es) (as defined below) issued at or prior to the Applicable Time, and, the Pricing Prospectus (as defined below) and the information included on Schedule C hereto, all considered together (collectively, the “General Disclosure Package”), nor (ii) any individual Limited Use Free Writing Prospectus (as defined below), when considered together with the General Disclosure Package, included or will include any untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to information contained in or omitted from the General Disclosure Package, in reliance upon, and in conformity with, written information furnished to the Company through the Representative by or on behalf of any Underwriter specifically for inclusion therein, which information the parties hereto agree is limited to the Underwriter’s Information as defined in Section 17. As used in this paragraph (b) and elsewhere in this Agreement:

“Applicable Time” means [            ] [A/P].M., New York time, on the date of this Agreement or such other time as agreed to by the Company and the Representative.

“Pricing Prospectus” means the Preliminary Prospectus relating to the Shares that is included in the Registration Statement immediately prior to the Applicable Time, including any document incorporated by reference therein.

“Issuer Free Writing Prospectus” means any “issuer free writing prospectus” as defined in Rule 433 of the Rules and Regulations relating to the Shares in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g) of the Rules and Regulations.

“General Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is identified on Schedule C to this Agreement.

“Limited Use Free Writing Prospectuses” means any Issuer Free Writing Prospectus that is not a General Use Free Writing Prospectus (which includes a bona fide electronic road show (as defined in Rule 433(h)(5) of the Rules and Regulations) that has been made available without restriction to any person).

(c)           No order preventing or suspending the use of any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus relating to the proposed offering of the Shares has been issued by the Commission, and no proceeding for that purpose or pursuant to Section 8A of the Securities Act has been instituted or, to the Knowledge of the Company, threatened by the Commission, and the Pricing Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Securities Act and the Rules and Regulations, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to information contained in or omitted from the Pricing Prospectus, in reliance upon, and in conformity with, written information furnished to the Company through the Representative by or on behalf of any Underwriter specifically for inclusion therein, which information the parties hereto agree is limited to the Underwriter’s Information as defined in Section 17.

(d)           At the respective times the Registration Statements and any amendments thereto became or become effective, at the date of this Agreement and at each Closing Date, each Registration Statement, including any amendments thereto, conformed and will conform in all material respects to the requirements of the Securities Act and the Rules and Regulations and did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Prospectus and any amendments or supplements thereto, at the time the Prospectus or any amendment or supplement thereto was issued and at each Closing Date, conformed and will conform in all material respects to the requirements of the Securities Act and the Rules and Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the foregoing representations and warranties in this paragraph (d) shall not apply to information contained in or omitted from the Registration Statements or the Prospectus, or any amendment or supplement thereto, in reliance upon, and in conformity with, written information furnished to the Company through the Representative by or on behalf of any Underwriter specifically for inclusion therein, which information the parties hereto agree is limited to the Underwriter’s Information (as defined in Section 17).  The Prospectus contains or will contain all required information under Rule 430A.

(e)           Each Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Shares or until any earlier date that the Company notified or notifies the Representative as described in Section 4(I)(f), (i) did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statements, Pricing Prospectus or Prospectus that has not been superseded or modified, and (ii) as supplemented by and taken together with the General Disclosure Package as of the Applicable Time, did not, does not and will not contain an untrue statement of a material fact or omitted or would omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances prevailing at the subsequent time, not misleading.

(f)            The Company has not, directly or indirectly, distributed and will not distribute any offering material in connection with the offering and sale of the Shares other than any Preliminary Prospectus, the Prospectus and other materials, if any, permitted under the Securities Act and consistent with Section 4(I)(b) below.  The Company has filed and will file with the Commission all Issuer Free Writing Prospectuses in the time and manner required under Rules 163(b)(2) and 433(d) of the Rules and Regulations.

(g)           At the time of filing the Initial Registration Statement, any 462(b) Registration Statement and any post-effective amendments thereto, and at the date hereof, the Company was not and is not an “ineligible issuer,” as defined in Rule 405 of the Rules and Regulations.  The Company is a “foreign private issuer” within the meaning of Rule 405 under the Securities Act.

(h)           The Company and each of its subsidiaries (as defined in Section 15 has been duly organized and are validly existing as corporations or other legal entities in good standing (or the foreign equivalent thereof) under the laws of their respective jurisdictions of organization.  The Company and each of its subsidiaries are duly qualified to do business and are in good standing as foreign corporations or other legal entities in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification and have all power and authority (corporate or other) necessary to own or hold their respective properties and to conduct the businesses in which they are engaged, except where the failure to so qualify or have such power or authority would not (i) have, singularly or in the aggregate, a material adverse effect on the condition (financial or otherwise), results of operations, assets, business or prospects of the Company and its subsidiaries taken as a whole (a “Material Adverse Effect”), or (ii) impair in any material respect the ability of the Company to perform its obligations under this Agreement or to consummate any transactions contemplated by this Agreement, the General Disclosure Package or the Prospectus.  The Company owns or controls, directly or indirectly, a 100% equity interest in only the following corporations, partnerships, limited liability partnerships, limited liability companies, associations or other entities: Fast Boost Holdings Limited (British Virgin Islands); Champion Goal Holdings Limited (Hong Kong); Zuoan Dress Co., Ltd. Shishi (People’s Republic of China (“PRC”)); Shanghai Mingfu Fashion Limited (PRC)  The Company has no equity or voting interests in any other entities.

(i)            This Agreement has been duly authorized, executed and delivered by the Company.

(j)            The Shares to be issued and sold by the Company to the Underwriters hereunder have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued, fully paid and nonassessable and free of any preemptive or similar rights and will conform to the description thereof contained in the General Disclosure Package and the Prospectus.

(k)           The authorized, issued and outstanding share capital of the Company is as set forth in the General Disclosure Package and the Prospectus in the column entitled “Actual” under the caption “Capitalization” (except for subsequent issuances, if any, pursuant to this Agreement or pursuant to reservations, agreements or employee benefit plans referred to in the Prospectus.  All issued and outstanding shares of the Company have been duly authorized and validly issued and are fully paid and non-assessable; none of the outstanding shares of the Company was issued in violation of the preemptive or other similar rights of any shareholder of the Company.  Except as otherwise disclosed in the General Disclosure Package, there are no outstanding securities convertible into or exchangeable for, or warrants or rights to purchase from the Company Common Shares or any other shares of share capital of the Company or any of its subsidiaries nor are there any obligations of the Company to allot, issue or transfer, the Shares; the Shares are freely transferable by the Company and the Selling Shareholders, as applicable, to or for the account of the Underwriters and (to the extent described in the Prospectus) the initial purchasers thereof; and except as otherwise disclosed in the General Disclosure Package there are no restrictions on subsequent transfers of the Shares under the laws of the Cayman Islands or the United States.

(l)            All the outstanding shares of share capital (if any) of Fast Boost Holdings Limited (British Virgin Islands) and Champion Goal Holdings Limited (Hong Kong) have been duly authorized and validly issued, are fully paid and nonassessable and, except to the extent set forth in the General Disclosure Package, are owned by the Company directly or indirectly through one or more wholly-owned subsidiaries, free and clear of any claim, lien, encumbrance, security interest, restriction upon voting or transfer or any other claim of any third party.

(m)          The execution, delivery and performance of this Agreement by the Company, the issue and sale of the Shares by the Company and the consummation of the transactions contemplated hereby will not (with or without notice or lapse of time or both) conflict with or result in a breach or violation of any of the terms or provisions of, constitute a default or a Debt Repayment Triggering Event (as defined below) under, give rise to any right of termination or other right or the cancellation or acceleration of any right or obligation or loss of a benefit under, or give rise to the creation or imposition of any lien, encumbrance, security interest, claim or charge upon any property or assets of the Company or any subsidiary pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such actions result in any violation of the provisions of the charter or by-laws (or analogous governing instruments, as applicable) of the Company or any of its subsidiaries or any law, statute, rule, regulation, judgment, order or decree of any court or governmental agency or body, domestic or foreign, having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets.  A “Debt Repayment Triggering Event” means any event or condition that gives, or with the giving of notice or lapse of time would give the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company of any of its subsidiaries.

(n)           Except for the registration of the Shares under the Securities Act, the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and applicable state securities laws, the Financial Industry Regulatory Authority (“FINRA”) and the New York Stock Exchange in connection with the purchase and distribution of the Shares by the Underwriters and the listing of the Shares on the New York Stock Exchange; except as otherwise disclosed in the General Disclosure Package, no consent, approval, authorization or order of, or filing, qualification or registration (each an “Authorization”) with, any court, governmental or non-governmental agency or body, foreign or domestic, which has not been made, obtained or taken and is not in full force and effect, is required for the execution, delivery and performance of this Agreement by the Company, the offer or sale of the Shares or the consummation of the transactions contemplated hereby; and the Company has no reasonable grounds to believe that any event has occurred that allows or results in, or after notice or lapse of time or both would allow or result in, revocation, suspension, termination or invalidation of any such Authorization or any other impairment of the rights of the holder or maker of any such Authorization.  All corporate approvals (including those of shareholders) necessary for the Company to consummate the transactions contemplated by this Agreement have been obtained and are in effect.

(o)           GHP Horwath, P.C., who have certified certain financial statements included in the Registration Statements, the General Disclosure Package and the Prospectus, is an independent registered public accounting firm within the meaning of Article 2-01 of Regulation S-X and the Public Company Accounting Oversight Board (United States) (the “PCAOB”).

(p)           The financial statements, together with the related notes, included in the Registration Statements, the General Disclosure Package, and the Prospectus fairly present in all material respects the financial position and the results of operations and changes in financial position of the Company and its consolidated subsidiaries at the respective dates or for the respective periods therein specified.  Such statements and related notes have been prepared in accordance with the International Financial Reporting Standards (“IFRS”) issued by the International Accounting Standards Board applied on a consistent basis throughout the periods involved except as may be set forth in the related notes included in the Registration Statements, the General Disclosure Package and the Prospectus.  The financial statements, together with the related notes, included in the Registration Statements, the General Disclosure Package and the Prospectus comply in all material respects with Regulation S-X. No other financial statements or supporting schedules or exhibits are required by Regulation S-X to be described, or included or incorporated by reference in the Registration Statements, the General Disclosure Package or the Prospectus.  The summary and selected financial data included in the General Disclosure Package, the Prospectus and each Registration Statement fairly present the information shown therein as at the respective dates and for the respective periods specified and are derived from the consolidated financial statements set forth in the Initial Registration Statement, the Pricing Prospectus and the Prospectus.  All information contained in the Registration Statements, the General Disclosure Package and the Prospectus regarding “non-GAAP financial measures” (as defined in Regulation G) complies with Regulation G and Item 10 of Regulations S-K, to the extent applicable.

(q)           Neither the Company nor any of its subsidiaries has sustained, since the date of the latest audited financial statements included or incorporated by reference in the General Disclosure Package, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the General Disclosure Package; and, since such date, there has not been any change in the share capital or long-term debt of the Company or any of its subsidiaries, or any material adverse changes, or to the Company’s Knowledge any development involving a prospective material adverse change, in or affecting the business, assets, general affairs, management, financial position, prospects, shareholders’ equity or results of operations of the Company and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the General Disclosure Package.

(r)            There is no legal or governmental proceeding pending to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company or any of its subsidiaries is the subject which is required to be described in the Registration Statements, the General Disclosure Package or the Prospectus and is not described therein, or which, singularly or in the aggregate, if determined adversely to the Company or any of its subsidiaries, could reasonably be expected to have a Material Adverse Effect; and to the Company’s Knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

(s)           Neither the Company nor any of its subsidiaries (i) is in violation of its charter or by-laws (or analogous governing instrument, as applicable), (ii) is in default in any respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject or (iii) is in violation in any respect of any law, ordinance, governmental rule, regulation or court order, decree or judgment to which it or its property or assets may be subject except, in the case of clauses (ii) and (iii) of this paragraph (s), for any violations or defaults which, singularly or in the aggregate, would not have a Material Adverse Effect.

(t)            Except as otherwise disclosed in the General Disclosure Package, the Company and each of its subsidiaries possess all licenses, certificates, authorizations and permits issued by, and have made all declarations and filings with, the appropriate Cayman Islands, British Virgin Islands, Hong Kong, PRC or other regulatory agencies or bodies which are necessary or desirable for the ownership of their respective properties or the conduct of their respective businesses as described in the Registration Statements, the General Disclosure Package and the Prospectus (collectively, the “Governmental Permits”) except where any failures to possess or make the same, singularly or in the aggregate, would not have a Material Adverse Effect.  The Company and its subsidiaries are in compliance with all such Governmental Permits, and all such Governmental Permits are valid and in full force and effect, except where the noncompliance, invalidity or failure to be in full force and effect would not, singularly or in the aggregate, have a Material Adverse Effect.  All such Governmental Permits are free and clear of any restriction or condition that are in addition to, or materially different from those normally applicable to similar licenses, certificates, authorizations and permits. Neither the Company nor any subsidiary has received notification of any revocation, modification, suspension, termination or invalidation (or proceedings related thereto) of any such Governmental Permit and to the Knowledge of the Company, no event has occurred that allows or results in, or after notice or lapse of time or both would allow or result in, revocation, modification, suspension, termination or invalidation (or proceedings related thereto ) of any such Governmental Permit and the Company has no reasonable grounds to believe that any such Governmental Permit will not be renewed.

(u)           The Company is not and, after giving effect to the offering of the Shares and the application of the proceeds thereof as described in the Registration Statements, the General Disclosure Package and the Prospectus, will not be an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder.

(v)           Neither the Company nor any of its officers, directors or affiliates has taken or will take, directly or indirectly, any action designed or intended to stabilize or manipulate the price of any security of the Company, or which caused or resulted in, or which might in the future reasonably be expected to cause or result in, stabilization or manipulation of the price of any security of the Company.

(w)          The Company and its subsidiaries own or possess the valid right to use all (i) valid and enforceable patents, patent applications, trademarks, trademark registrations, service marks, service mark registrations,

Internet domain name registrations, copyrights, copyright registrations, licenses, trade secret rights (“Intellectual Property Rights”) and (ii) inventions, software, works of authorships, trade marks, service marks, trade names, databases, formulae, know how, Internet domain names and other intellectual property (including trade secrets and other unpatented and/or unpatentable proprietary confidential information, systems, or procedures) (collectively, “Intellectual Property Assets”) necessary to conduct their respective businesses as currently conducted, and as proposed to be conducted and described in the Registration Statements, the General Disclosure Package and the Prospectus.  The Company and its subsidiaries have not received any opinion from their legal counsel concluding that any activities of their respective businesses infringe, misappropriate, or otherwise violate valid and enforceable Intellectual Property Rights of any other person, and have not received written notice of any challenge, which is to the Knowledge of the Company still pending, by any other person to the rights of the Company and its subsidiaries with respect to any Intellectual Property Rights or Intellectual Property Assets owned or used by the Company or its subsidiaries.  To the Knowledge of the Company, the Company’s and its subsidiaries’ respective businesses as now conducted do not give rise to any infringement of, any misappropriation of, or other violation of, any valid and enforceable Intellectual Property Rights of any other person.  All licenses for the use of the Intellectual Property Rights described in the Registration Statements, the General Disclosure Package and the Prospectus are valid, binding upon, and enforceable by or against the parties thereto in accordance to its terms.  The Company has complied in all material respects with, and is not in breach nor has received any asserted or threatened claim of breach of any Intellectual Property license, and to the Knowledge of the Company there is no breach or anticipated breach by any other person of any Intellectual Property license.  Except as disclosed in the General Disclosure Package, no claim has been made against the Company alleging the infringement by the Company of any patent, trademark, service mark, trade name, copyright, trade secret, license in or other intellectual property right or franchise right of any person.  The consummation of the transactions contemplated by this Agreement will not result in the loss or impairment of or payment of any additional amounts with respect to, nor require the consent of any other person in respect of, the Company’s right to own, use, or hold for use any of the Intellectual Property Rights as owned, used or held for use in the conduct of the business as currently conducted.  The Company has at all times complied with all applicable laws relating to privacy, data protection, and the collection and use of personal information collected, used, or held for use by the Company in the conduct of the Company’s business, except such noncompliance which would not reasonably be expected to have a Material Adverse Effect.  No claims have been asserted or, to the Knowledge of the Company, threatened against the Company alleging a violation of any person’s privacy or personal information or data rights.  The Company takes reasonable measures to ensure that such information is protected against unauthorized access, use, modification, or other misuse.  The Company has taken all necessary actions to obtain ownership of all works of authorship and inventions made by its employees, consultants and contractors during the time they were employed by or under contract with the Company and which relate to the Company’s business. All executive officers and other key employees have signed confidentiality and invention assignment agreements with the Company.

(x)            The Company and each of its subsidiaries have good and marketable title to, or have valid rights to lease or otherwise use (including valid land use rights in the case of real properties located in the PRC), all items of real or personal property which are material to the business of the Company and its subsidiaries taken as a whole, in each case free and clear of all liens, encumbrances, security interests, claims and defects except that do not, singularly or in the aggregate, materially affect the value of such property or interfere with the use made and proposed to be made of such property by the Company or any of its subsidiaries; and, except as otherwise disclosed in the General Disclosure Package, all of the leases and subleases material to the business of the Company and its subsidiaries, considered as one enterprise, and under which the Company or any of its subsidiaries holds properties described in the Registration Statements, the General Disclosure Package and the Prospectus, are in full force and effect, and neither the Company nor any subsidiary has any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or any subsidiary under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or such subsidiary to the continued possession of the leased or subleased premises under any such lease or sublease.

(y)           There is (i) no significant unfair labor practice complaint pending against the Company, or any of its subsidiaries, nor to the Knowledge of the Company, threatened against it or any of its subsidiaries, before any labor relations board or other governmental authority, and no significant grievance or significant arbitration proceeding arising out of or under any collective bargaining agreement is so pending against the Company or any of its subsidiaries, or, to the Knowledge of the Company, threatened against it and (ii) no labor disturbance by the employees of the Company or any of its subsidiaries exists or, to the Company’s Knowledge, is imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or its subsidiaries principal suppliers, manufacturers or customers, that could reasonably be expected, singularly or in the aggregate, to have a Material Adverse Effect.  The Company is not aware that any key employee or significant group of employees of the Company or any subsidiary plans to terminate employment with the Company or any such subsidiary.

(z)            The Company and its subsidiaries are in compliance in all material respects with all applicable rules, laws and regulations relating to the use, treatment, storage and disposal of hazardous or toxic substances or waste and protection of health and safety or the environment which are applicable to their businesses (“Environmental Laws”).  There has been no storage, generation, transportation, handling, treatment, disposal, discharge, emission, or other release of any kind of toxic or other wastes or other hazardous substances by, due to, or caused by the Company or any of its subsidiaries upon any of the property owned or leased by the Company or any of its subsidiaries, or upon any other property, in violation of any law, statute, ordinance, rule, regulation, order, judgment, decree or permit or which would, under any law, statute, ordinance, rule (including rule of common law), regulation, order, judgment, decree or permit, give rise to any liability that could reasonably be expected to have a Material Adverse Effect. In the ordinary course of business, the Company and its subsidiaries conduct periodic reviews of the effect of Environmental Laws on their business and assets, in the course of which they identify and evaluate associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or Governmental Permits issued thereunder, any related constraints on operating activities and any potential liabilities to third parties).  On the basis of such reviews, the Company has reasonably concluded that such associated costs and liabilities would not have, singularly or in the aggregate, a Material Adverse Effect.

(aa)         The Company and its subsidiaries each (i) have timely filed all income and other material tax returns that are required to be filed or have extensions thereof, and all such returns were true, complete and correct in all material respect, (ii) have paid all taxes, assessments, governmental or other charges due and payable for which it is liable, including, without limitation, all sales and use taxes and all taxes which the Company or any of its subsidiaries is obligated to withhold from amounts owing to employees, creditors and third parties, except such failure to make payment that would not reasonably be expected to have a Material Adverse Effect, and (iii) do not have any tax deficiency or claims outstanding or assessed or, to the Knowledge of the Company, proposed against any of them.  The accruals and reserves on the books and records of the Company and its subsidiaries in respect of tax liabilities for any taxable period not yet finally determined are adequate to meet any assessments and related liabilities for any such period, and since September 30, 2010 the Company and its subsidiaries have not incurred any liability for taxes other than in the ordinary course.  All local and national PRC governmental tax holidays, exemptions, waivers, financial subsidies, and other local and national PRC tax relief, concessions and preferential treatment enjoyed by the Company or its subsidiaries (including any predecessor) as described in the Registration Statements, the General Disclosure Package and the Prospectus are valid, binding and enforceable and do not violate any laws, regulations, rules, orders, decrees, guidelines, judicial interpretations, notices or other legislation of the PRC, except such violation that would not reasonably be expected to have a Material Adverse Effect.  Each of the Company’s subsidiaries operating in the PRC is in all material respects in compliance with all requirements under all applicable PRC laws and regulations to qualify for their exemptions from enterprise income tax or other income tax benefits (the “Tax Benefits”) as described in any Registration Statement, the General Disclosure Package, and the Prospectus and the operations and business activities of each of the Company’s PRC subsidiaries are sufficient to meet the qualifications for their Tax Benefits. No submissions made to any PRC governmental agency in connection with obtaining their Tax Benefits contained any misstatement or omission that would have affected the granting of their Tax Benefits. None of the Company’s subsidiaries has received notice of any deficiency in their respective applications for their Tax Benefits, and the Company is not aware, to its Knowledge, of any reason why any of the Company’s subsidiaries would not qualify for, or be in compliance with the requirements for, their Tax Benefits.

(bb)                          All operating and other Company data disclosed in the Registration Statements, the General Disclosure Package and Prospectus have been derived from the records of the Company and its subsidiaries using systems and procedures which incorporate reasonably adequate safeguards to ensure that the information is accurate and complete and presents fairly the information shown therein.

(cc)                            The Company and each of its subsidiaries carry, or are covered by, insurance in such amounts and covering such risks the Company reasonably believes is adequate for the conduct of their respective businesses and the value of their respective properties and as is customary for companies engaged in similar businesses in similar industries in China.  Neither the Company nor any of its subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.  All policies of insurance owned by the Company or any of its subsidiaries are, to the Company’s Knowledge, in full force and effect and the Company and its subsidiaries are in compliance with the terms of such policies.  Neither the Company nor any of its subsidiaries has received written notice from any insurer, agent of such insurer or the broker of the Company or any of its subsidiaries that any material capital improvements or any other material expenditures (other than premium payments) are required or necessary to be made in order to continue such insurance. None of the Company or any of its subsidiaries insures risk of loss through any captive insurance, risk retention group, reciprocal group or by means of any fund or pool of assets specifically set aside for contingent liabilities other than as described in the General Disclosure Package.

(dd)                          The Company maintains a system of internal control over financial reporting (as such term is defined in Rule 13a-15 of the General Rules and Regulations under the Exchange Act (the “Exchange Act Rules”)) that provides reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with IFRS and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as disclosed in the General Disclosure Package, since the end of the Company’s most recent audited fiscal year, there has been (A) no material weakness in the Company’s internal control over financial reporting (whether or not remediated) and (B) no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.  Upon consummation of the offering of the Shares will be overseen by the Audit Committee of the Board of Directors of the Company (the “Audit Committee”) in accordance with the Exchange Act Rules.  Except as disclosed in the General Disclosure Package and the Prospectus, the Company has not publicly disclosed or reported to the Audit Committee or to the Board, and within the next 90 days the Company does not reasonably expect to publicly disclose or report to the Audit Committee or the Board, a significant deficiency, material weakness, change in internal control over financial reporting or fraud involving management or other employees who have a significant role in the internal control over financial reporting (each an “Internal Control Event”), any violation of, or failure to comply with, the U.S. Securities Laws, or any matter which if determined adversely, would have a Material Adverse Effect.

(ee)                            The Company and each of its subsidiaries have made and keep books, records and accounts, which, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the Company and its subsidiaries in all material respects.

(ff)                                The Company maintains disclosure controls and procedures (as such is defined in Rule 13a-15 of the Exchange Act Rules) that comply with the requirements of the Exchange Act; such disclosure controls and procedures have been designed to ensure that information required to be disclosed by the Company and its subsidiaries is accumulated and communicated to the Company’s management, including the Company’s principal executive officer and principal financial officer by others within those entities, such disclosure controls and procedures are effective.

(gg)                          The minute books of the Company and each of its subsidiaries have been made available to the Underwriters and counsel for the Underwriters, and such books (i) contain a complete summary of all meetings and actions of the board of directors (including each board committee) and shareholders of the

Company (or analogous governing bodies and interest holders, as applicable), and each of its subsidiaries since January 1, 2005 through the date of the latest meeting and action, and (ii) accurately in all material respects reflect all transactions referred to in such minutes.

(hh)                          There is no franchise agreement, lease, contract, or other agreement or document required by the Securities Act or by the Rules and Regulations to be described in the Registration Statements, General Disclosure Package or Prospectus or to be filed as an exhibit to the Registration Statements which is not so described or filed therein as required; and all descriptions of any such franchise agreements, leases, contracts, or other agreements or documents contained in the Registration Statements, the General Disclosure Package and the Prospectus are accurate and complete descriptions of such documents in all material respects.  Other than as described in the General Disclosure Package, no such franchise agreement, lease, contract or other agreement has been suspended or terminated for convenience or default by the Company or any of the other parties thereto, and neither the Company nor any of its subsidiaries has received notice of, and the Company does not have Knowledge of, any such pending or threatened suspension or termination.

(ii)                                  No relationship, direct or indirect, exists between or among the Company on the one hand, and the directors, officers, shareholders (or analogous interest holders), customers or suppliers of the Company or any of its affiliates on the other hand, which is required to be described in the Registration Statements, the General Disclosure Package and the Prospectus and which is not so described.

(jj)                                  No person or entity has the right to require registration of ADSs or Common Shares or other securities of the Company or any of its subsidiaries because of the filing or effectiveness of the Registration Statements or otherwise, except for persons and entities who have expressly waived such right in writing or who have been given timely and proper written notice and have failed to exercise such right within the time or times required under the terms and conditions of such right.  There are no persons with registration rights or similar rights to have any securities registered by the Company or any of its subsidiaries under the Securities Act.

(kk)                            Neither the Company nor any of its subsidiaries own any “margin securities” as that term is defined in Regulation U of the Board of Governors of the Federal Reserve System (the “Federal Reserve Board”), and none of the proceeds of the sale of the Shares will be used, directly or indirectly, for the purpose of purchasing or carrying any margin security, for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry any margin security or for any other purpose which might cause any of the Shares to be considered a “purpose credit” within the meanings of Regulation T, U or X of the Federal Reserve Board.

(ll)                                  Except as provided pursuant to the transactions contemplated hereunder, neither the Company nor any of its subsidiaries is a party to any contract, agreement or understanding with any person that would give rise to a valid claim against the Company or the Underwriters for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Shares or any transaction contemplated by this Agreement, the Registration Statements, the General Disclosure Package or the Prospectus.

(mm)                      The Company has not issued any options to acquire its shares. All grants of options have been properly approved by the board of directors of the Company (or a duly authorized committee thereof) in material compliance with all applicable laws and regulations and recorded in the Company’s financial statements in accordance with IFRS and, to the Company’s Knowledge, no such grants involved “back dating,” “forward dating” or similar practice with respect to the effective date of grant.

(nn)                          Except as disclosed in the General Disclosure Package and the Prospectus, no subsidiary of the Company is currently prohibited, directly or indirectly, under any agreement or other instrument to which it is a party or is subject, from paying any dividends to the Company, from making any other distribution on such subsidiary’s share capital or equity, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary’s properties or assets to the Company or any other subsidiary of the Company.

(oo)                          Since the date as of which information is given in the General Disclosure Package and the Prospectus through the date hereof, and except as disclosed in the General Disclosure Package, neither the Company nor any of its subsidiaries has (i) issued or granted any securities other than options to purchase common shares pursuant to the Company’s share option plan, (ii) incurred any material liability or obligation, direct or contingent, other than liabilities and obligations which were incurred in the ordinary course of business, (iii) entered into any material transaction other than in the ordinary course of business or (iv) declared or paid any dividend.

(pp)                          If applicable, all of the information provided to the Underwriters or to counsel for the Underwriters by the Company, its officers and directors and the holders of any securities (debt or equity) or options to acquire any securities of the Company in connection with letters, filings or other supplemental information provided to FINRA pursuant to NASD Conduct rule 2710 or 2720 is true, correct and complete in all material respects.

(qq)                          The Company was not a passive foreign investment company (“PFIC”) within the meaning of Section 1297 of the United States Internal Revenue Code of 1986, as amended, for the taxable year ended December 31, 2009, and the Company does not expect to be classified as a PFIC in the taxable year ending December 31, 2010 and for any subsequent taxable year.

(rr)                                No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in either the General Disclosure Package or the Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

(ss)                            The Shares have been approved for listing subject only to notice of issuance on the New York Stock Exchange (the “Exchange”).  A registration statement has been filed on Form 8-A pursuant to Section 12 of the Exchange Act, which registration statement at the time it became effective complied in all material respects with the Exchange Act.

(tt)                                The Company has taken all necessary actions to ensure that, upon and at all times after the effectiveness of the Registration Statements, it will be in compliance in all material respects with all applicable provisions of the Sarbanes-Oxley Act of 2002 and all rules and regulations promulgated thereunder or implementing the provisions thereof (the “Sarbanes-Oxley Act”) that are then in effect and is actively taking steps to ensure that it will be in compliance in all material respects with other applicable provisions of the Sarbanes-Oxley Act not currently in effect upon it and at all times after the effectiveness of such provisions.

(uu)                          The Company has taken all necessary actions to ensure that, upon and at all times after the Exchange shall have approved the Shares for listing, it will be in compliance in all material respects with all applicable corporate governance requirements set forth in the rules of the Exchange that are then in effect and is actively taking steps to ensure that it will be in compliance in all material respects with other applicable corporate governance requirements set forth in the rules of the Exchange not currently in effect upon and all times after the effectiveness of such requirements.

(vv)                          Neither the Company nor any of its subsidiaries, nor any of its or their directors or officers or, to the Knowledge of the Company, its or their employees or agents, has (i) taken any action, directly or indirectly, in furtherance of any unlawful offer, promise, payment, or gift of any thing of value to any Government Official(as defined below) in connection with the activities or affairs of the Company or any subsidiary, or (ii) violated any provision of the Foreign Corrupt Practices Act of 1977 (the “FCPA”), as amended, or any other applicable anti-bribery laws, rules, and regulations.  The Company and its subsidiaries have instituted and maintained policies and procedures designed to promote and achieve compliance with the provisions of the FCPA and other applicable anti-bribery laws, rules, and regulations.  As used in this subsection and elsewhere in this Agreement, Government Official means (A) any employee or official of any government, including any employee or official of any entity owned or controlled by a government, (B) any employee or official of a political party, (C) any candidate for political office or his employee, or (D) any employee or official of an international organization.

(ww)                      There are no transactions, arrangements or other relationships between and/or among the Company, any of its affiliates (as such term is defined in Rule 405 of the Rules and Regulations) and any unconsolidated entity, including, but not limited to, any structured finance, special purpose or limited purpose entity that could reasonably be expected to materially affect the Company’s liquidity or the availability of or requirements for its capital resources required to be described in the Registration Statements, the General Disclosure Package and the Prospectus or a document incorporated by reference therein which have not been described as required.

(xx)                              There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company or any of its subsidiaries to or for the benefit of any of the officers or directors of the Company, any of its subsidiaries or any of their respective family members, except as disclosed in the General Disclosure Package.  All transactions by the Company with office holders or control persons of the Company have been duly approved by the board of directors of the Company, or duly appointed committees or officers thereof, if and to the extent required under U.S. law.

(yy)                          The statistical and market related data included in the Registration Statements, the General Disclosure Package and the Prospectus are based on or derived from sources that the Company believes to be reliable and accurate, and such data agree with the sources from which they are derived.

(zz)                              The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, applicable money laundering statutes and applicable rules and regulations thereunder (collectively, the “Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending, or to the Company’s Knowledge, threatened.

(aaa)                      Neither the Company nor any of its subsidiaries nor, to the Company’s Knowledge, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(bbb)                   Neither the Company nor any of its affiliates (within the meaning of NASD Conduct Rule 2720(b)(1)(a)) directly or indirectly controls, is controlled by, or is under common control with, or is an associated person (within the meaning of Article I, Section 1(ee) of the By-laws of FINRA) of, any member firm of FINRA.

(ccc)                      Except as disclosed in the General Disclosure Package, no stamp or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes are payable by or on behalf of the Underwriters to the government of the PRC, Hong Kong, the United States, the British Virgin Islands or the Cayman Islands or any political subdivision or taxing authority thereof or therein in connection with: (A) the deposit with the Depositary of the Shares by the Company against the issuance of ADRs evidencing the Shares, (B) the sale and delivery by the Company of the Shares to or for the respective accounts of the several Underwriters, or (C) the sale and delivery outside the Cayman Islands, the PRC, Hong Kong or the British Virgin Islands by the several Underwriters of the Shares to the initial purchasers thereof in the manner contemplated by this Agreement.

(ddd)                   None of the Underwriters will be deemed to be resident, domiciled, carrying on business or subject to taxation in the PRC solely by reason of its execution, delivery, performance or enforcement of, or the consummation of any transaction contemplated by, this Agreement or any other document furnished hereunder.

(eee)                      Except as disclosed in the General Disclosure Package, each of the Company and its subsidiaries incorporated outside of the PRC has complied with, and has taken, or is in the process of taking steps to ensure compliance by each of its shareholders, option holders, directors, officers and employees that is, or is directly or indirectly owned or controlled by, a PRC resident or citizen with any applicable rules and regulations of the relevant PRC government agencies (including but not limited to the Ministry of Commerce, the National Development and Reform Commission and the State Administration of Foreign Exchange) relating to overseas investment by PRC residents and citizens (the “PRC Overseas Investment and Listing Regulations”), including, without limitation, requesting each shareholder, option holder, director, officer, employee and Participant that is, or is directly or indirectly owned or controlled by, a PRC resident or citizen to complete any registration and other procedures required under applicable PRC Overseas Investment and Listing Regulations.

(fff)                            The Company is aware of, and has been advised as to, the content of the Rules on Mergers and Acquisitions of Domestic Enterprises by Foreign Investors (the “PRC Mergers and Acquisition Rules”) jointly promulgated by the Ministry of Commerce, the State Assets Supervision and Administration Commission, the State Tax Administration, the State Administration of Industry and Commerce, the China Securities Regulatory Commission (the “CSRC”) and the State Administration of Foreign Exchange of the PRC on August 8, 2006, including the relevant provisions thereof which purport to require offshore special purpose entities formed for listing purposes and controlled directly or indirectly by PRC companies or individuals, to obtain the approval of the CSRC prior to the listing and trading of their securities on an overseas stock exchange. The issuance and sale of the Shares, the listing and trading of the Shares on the Exchange or the consummation of the transactions contemplated hereby is not, and will not be, as of the date hereof, or at each Closing Date, as the case may be, adversely affected by the PRC Mergers and Acquisitions Rules or any official clarifications, guidance, interpretations or implementation rules in connection with or related to the PRC Mergers and Acquisitions Rules.

(ggg)                   The choice of the laws of the State of New York as the governing law below is a valid choice of law under the laws of the Cayman Islands and the PRC and will be honored by courts in the Cayman Islands and the PRC, subject to the conditions and restrictions described under the caption “Enforceability of Civil Liabilities” in any Registration Statement, the General Disclosure Package and Prospectus. The Company has the power to submit, and pursuant to Section 17 of this Agreement and Section [      ] of the Deposit Agreement, has legally, validly, effectively and irrevocably submitted, to the personal jurisdiction of each New York State and United States Federal court sitting in The City of New York (each, a “New York Court”) and has validly and irrevocably waived any objection to the laying of venue of any suit, action or proceeding brought in any such court; and the Company has the power to designate, appoint and authorize, and pursuant to Section 16 of this Agreement and Section [      ] of the Deposit Agreement, has legally, validly, effectively and irrevocably designated, appointed and authorized, an agent for service of process in any action arising out of or relating to this Agreement, the Deposit Agreement, any Registration Statement, the General Disclosure Package, the Prospectus, or the offering of the Shares in any New York Court, and service of process in any manner permitted by applicable laws effected on such authorized agent will be effective to confer valid personal jurisdiction over the Company as provided hereof or in the Deposit Agreement.

(hhh)                   None of the Company, its subsidiaries, nor any of their respective properties, assets or revenues is entitled to any right of immunity on the grounds of sovereignty from any legal action, suit or proceeding, from set-off or counterclaim, from the jurisdiction of any court, from services of process, from attachment prior to or in aid of execution of judgment, or from any other legal process or proceeding for the giving of any relief or for the enforcement of any judgment. The irrevocable and unconditional waiver and agreement of the Company in this Agreement and the Deposit Agreement not to plead or claim any such immunity in any legal action, suit or proceeding based on those documents is valid and binding under the laws of the Cayman Islands, British Virgin Islands, Hong Kong and the PRC.

(iii)                               The Deposit Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding agreement of the Company enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting creditors’ rights or by equitable principles relating to enforceability. Upon due execution and delivery by the Depositary of ADRs evidencing Shares and the deposit of Shares in respect thereof in accordance with the provisions of the Deposit

Agreement, such ADRs will be duly and validly issued and the persons in whose names the ADRs are registered will be entitled to the rights specified therein and in the Deposit Agreement; and the Deposit Agreement and the ADRs conform, in all material respects, to the descriptions thereof contained in the Registration Statements, General Disclosure Package and Prospectus.

Any certificate signed by or on behalf of the Company and delivered to the Representative or to counsel for the Underwriters shall be deemed to be a representation and warranty by the Company, James Hong and Fame Brilliant to each Underwriter as to the matters covered thereby.

(II)                                REPRESENTATIONS AND WARRANTIES OF THE CONTROLLING SHAREHOLDERS.  James Jinshan Hong and Fame Brilliant Group Limited (“Fame Brilliant” and together with James Hong, the “Controlling Shareholders”) jointly and severally represent and warrant that (i) the Registration Statements, and any amendments thereto, as of the their respective dates of effectiveness, the date hereof and each Closing Date did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and (ii) neither the General Disclosure Package as of the Applicable Time and each Closing Date nor the Prospectus, including any amendments or supplements thereto, as of its date, the date hereof and each Closing Date included or will include any untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. This Agreement has been duly authorized, executed and delivered by James Hong and Fame Brilliant.  Fame Brilliant has been duly organized and is validly existing as a corporation in good standing under the laws of the British Virgin Islands.

(III)                            REPRESENTATIONS AND WARRANTIES AND AGREEMENTS OF THE SELLING SHAREHOLDERS. Each Selling Shareholder severally and not jointly represents and warrants to the several Underwriters, as of the date hereof and as of each Closing Date, and agrees with the several Underwriters that:

(a)                                  such Selling Shareholder has, and immediately prior to each Closing Date (as defined in Section 3 hereof) the Selling Shareholder will have, good and valid title to, or a valid “security entitlement” within the meaning of Section 8-501 of the New York Uniform Commercial Code (the “UCC”) in respect of, the Common Shares to be represented by the ADSs to be sold by the Selling Shareholder hereunder on such date, free and clear of all liens, security interests, encumbrances, equities or claims of any kind, other than pursuant to this Agreement, the Power of Attorney and the Custody Agreement; upon payment for the Shares to be sold by such Selling Shareholder pursuant to this Agreement, delivery of such Shares, as directed by the Underwriters, to Cede & Co. (“Cede”) or such other nominee as may be designated by the Depository Trust Company (“DTC”) (unless delivery of such shares is unnecessary because such shares are already in possession of Cede or such nominee), registration of such shares in the name of Cede or such other nominee (unless registration of such shares is unnecessary because such shares are already registered in the name of Cede or such nominee), and the crediting of such Shares on the books of DTC to securities accounts of the Underwriters (assuming that neither DTC nor any such Underwriter has notice of any “adverse claim,” within the meaning of Section 8-105 of the UCC to such shares) good and valid title to such Shares, free and clear of all liens, security interests, encumbrances equities or claims, will pass to the several Underwriters on the records of DTC will have been made pursuant to the UCC.

(b)                                 this Agreement has been duly authorized, executed and delivered by or on behalf of such Selling Shareholder.

(c)                                  such Selling Shareholder has duly and irrevocably authorized, executed and delivered a power of attorney, in substantially the form heretofore delivered by the Representative (the “Power of Attorney”), appointing, [insert names of attorneys-in-fact] and each of them, as attorney-in-fact (the “Attorneys-in-fact”) with authority to execute and deliver this Agreement on behalf of such Selling Shareholder, to authorize the delivery of the Shares to be sold by such Selling Shareholder hereunder and otherwise to act on behalf of such Selling Shareholder in connection with the transactions contemplated by this Agreement; and the Power of Attorney is a valid and binding agreement of such Selling Shareholder, enforceable against such Selling Shareholder in accordance with its terms.

(d)                                 such Selling Shareholder has duly and irrevocably authorized, executed and delivered a custody agreement, in substantially the form heretofore delivered by the Representative (the “Custody Agreement”), with [insert name of custodian] as custodian for such Selling Shareholder (in such capacity, the “Custodian”), pursuant to which such Selling Shareholder has placed in custody with the Custodian for delivery under this Agreement certificates for all of the Shares to be sold by such Selling Shareholder hereunder, in negotiable and suitable form for transfer or delivery or accompanied by duly executed instruments of transfer or assignment in blank; and the Custody Agreement is a valid and binding agreement of such Selling Shareholder, enforceable against such Selling Shareholder in accordance with its terms. The Custodian is authorized to deliver the Shares to be sold by such Selling Shareholder hereunder and to accept payment therefor.

(e)                                  such Selling Shareholder has full right, power and authority to enter into this Agreement, the Power of Attorney and the Custody Agreement; the execution, delivery and performance of this Agreement, the Power of Attorney and the Custody Agreement by such Selling Shareholder, the consummation by such Selling Shareholder of the transactions contemplated hereby and thereby and the compliance by such Selling Shareholder with its obligations hereunder and thereunder have been duly authorized and do not and will not (with or without notice or lapse of time or both) conflict with or result in a breach or violation of any of the terms or provisions of, constitute a default under, or give rise to the creation or imposition of any lien, encumbrance, security interest, claim or charge upon the Shares to be sold by such Selling Shareholder hereunder or any other property or assets of such Selling Shareholder pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which such Selling Shareholder is a party or by which the Selling Shareholder is bound or to which any of the property or assets of the Selling Shareholder is subject, nor will such actions result in any violation of the provisions of the charter or by-laws (or analogous governing instruments, as applicable) of the Selling Shareholder or any applicable law, statute, rule, regulation, judgment, order or decree of any court or governmental agency or body having jurisdiction over the Selling Shareholder or any property or assets of the Selling Shareholder; and, except for the registration of the Shares under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under applicable state securities laws in connection with the purchase and distribution of the Shares by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental or non-governmental agency or body is required for the execution, delivery and performance of this Agreement, the Power of Attorney or the Custody Agreement by such Selling Shareholder, and the consummation by such Selling Shareholder of the transactions contemplated hereby and thereby.

(f)                                    the Shares represented by the certificates held in custody under the Custody Agreement for such Selling Shareholder are subject to the interests of the Underwriters hereunder; the arrangements made by such Selling Shareholder for such custody and the appointments of each Attorney-in-fact and the Custodian are irrevocable; the obligations of such Selling Shareholder hereunder shall not be terminated by operation of law (whether by death or incapacity of any individual Selling Shareholder or, in the case of an estate or trust Selling Shareholder, by the death or incapacity of any executor or trustee thereof or the termination of such trust or estate, or in the case of a partnership or corporation Selling Shareholder, by the dissolution or liquidation of such partnership or corporation, or by the occurrence of any other event); and if any individual Selling Shareholder or trustee or executor of any estate or trust Selling Shareholder should die or become incapacitated, if any estate or trust Selling Shareholder should be terminated, if any partnership or corporation Selling Shareholder should be dissolved or liquidated or if any other event should occur before the delivery of the Shares to the Underwriters hereunder, certificates for the Shares to be sold by such Selling Shareholder shall be delivered on behalf of such Selling Shareholder in accordance with the terms and conditions of this Agreement and all action taken by the Attorneys-in-fact or any of them under the Power of Attorney or by the Custodian under the Custody Agreement shall be as valid, in each such case as if such death, incapacity, termination, dissolution, liquidation or other event had not occurred, whether or not the Custodian, the Attorneys-in-fact or any of them shall have notice of such death, incapacity, termination, dissolution, liquidation or other event.

(g)                                 at the respective times the Registration Statements and any amendments thereto became or become effective, at the date of this Agreement and at each Closing Date, each Registration Statement and any amendments thereto did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the

General Disclosure Package, the Prospectus and any amendments or supplements thereto, at time the Prospectus or any amendment or supplement thereto was issued and at the Applicable Time and at each Closing Date, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the foregoing representations and warranties in this paragraph (f) shall not apply to information contained in or omitted from the Registration Statements, the General Disclosure Package or the Prospectus in reliance upon and in conformity with written information furnished to the Company through the Representative by or on behalf of any Underwriter specifically for inclusion therein, which information the parties hereto agree is limited to the Underwriter’s Information (as defined in Section 17).

(h)                                 such Selling Shareholder is not prompted to sell its Shares pursuant to this Agreement by any material information concerning the Company or its subsidiaries that has not been publicly disclosed.

(i)                                     such Selling Shareholder has not taken, directly or indirectly, any action designed or intended to stabilize or manipulate the price of any security of the Company, or which caused or resulted in, or which might reasonably be expected to cause or result in, the stabilization or manipulation of the price of any security of the Company.

(j)                                     neither the Selling Shareholder nor any of its affiliates (within the meaning of NASD Conduct Rule 2720(b)(1)(a)) directly or indirectly controls, is controlled by, or is under common control with, or is an associated person (within the meaning of Article I, Section 1(ee) of the By-laws of FINRA) of, any member firm of FINRA, other than as described on the FINRA Questionnaire previously completed and executed by such Selling Shareholder, a copy of which has been provided to the Underwriters.

Any certificate signed by or on behalf of a Selling Shareholder and delivered to the Representative or to counsel for the Underwriters shall be deemed to be a representation and warranty by such Selling Shareholder to each Underwriter as to the matters covered thereby.

3.                                      PURCHASE, SALE AND DELIVERY OF OFFERED SECURITIES.  On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to the Underwriters, and the Underwriters agree, severally and not jointly, to purchase from the Company the respective numbers of Firm Shares set forth opposite the names of the Underwriters in Schedule A hereto.

The purchase price per share to be paid by the Underwriters to the Company and the Selling Shareholders for the Firm Shares will be $[          ] per share (the “Purchase Price”).

The Company will deliver the Shares to the Representative for the respective accounts of the several Underwriters, through the facilities of The Depository Trust Company, in each such case, issued in such names and in such denominations as the Representative may direct by notice in writing to the Company given at or prior to 12:00 Noon, New York time, on the second (2nd) full business day preceding the Firm Closing Date (as defined below) against payment of the aggregate Purchase Price therefor by wire transfer in federal (same day) funds to an account at a bank acceptable to the Representative payable to the order of the Company at the offices of O’Melveny and Myers LLP, 37th Floor, Yin Tai Center Office Tower, 2 Jianguomenwai Ave., Beijing, PRC.  Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligations of each Underwriter hereunder.  The time and date of the delivery and closing shall be at 10:00 A.M., New York time, on [            ], 2010, in accordance with Rule 15c6-1 of the Exchange Act.  The time and date of such payment and delivery are herein referred to as the “Firm Closing Date”.  The Firm Closing Date and the location of delivery of, and the form of payment for, the Shares may be varied by agreement among the Company, the Selling Shareholders and the Representative.

The Company, in the event the Representative elects to have the Underwriters take delivery of definitive certificates instead of delivery from the Company of the certificates through the facilities of The Depository Trust Company, and the Custodian, on behalf of the Selling Shareholders, shall make certificates for the Shares available to the Representative for examination on behalf of the Underwriters in New York, New York at least one (1) full business day prior to the Firm Closing Date.

For the purpose of covering any over-allotments in connection with the distribution and sale of the Firm Shares as contemplated by the Prospectus, the Underwriters may purchase all or less than all of the Optional Shares.  The price per share to be paid for the Optional Shares shall be the Purchase Price. The Selling Shareholders agree, severally and not jointly, to sell to the Underwriters the respective numbers of Optional Shares obtained by multiplying the number of Optional Shares specified in such notice by a fraction the numerator of which is the number of shares set forth opposite the names of such Selling Shareholders in Schedule B hereto under the caption “Number of Optional Shares to be Sold” in the case of the Selling Shareholders and the denominator of which is the total number of Optional Shares (subject to adjustment by the Representative to eliminate fractions).  Such Optional Shares shall be purchased from each Selling Shareholder for the account of each Underwriter in the same proportion as the number of Firm Shares set forth opposite such Underwriter’s name on Schedule A bears to the total number of Firm Shares (subject to adjustment by the Representative to eliminate fractions).  The option granted hereby may be exercised as to all or any part of the Optional Shares at any time, and from time to time, not more than thirty (30) days subsequent to the date of this Agreement.  No Optional Shares shall be sold and delivered unless the Firm Shares previously has been, or simultaneously is, sold and delivered.  The right to purchase the Optional Shares or any portion thereof may be surrendered and terminated at any time upon notice by the Representative to the Company and Selling Shareholders.

The option granted hereby may be exercised by written notice being given to the Company and the Selling Shareholders by the Representative setting forth the number of the Optional Shares to be purchased by the Underwriters and the date and time for delivery of and payment for the Optional Shares.  Each date and time for delivery of and payment for the Optional Shares (which may be the Firm Closing Date, but not earlier) is herein called the “Option Closing Date” and shall in no event be earlier than two (2) business days nor later than five (5) business days after written notice is given.  The Option Closing Date and the Firm Closing Date are herein called the “Closing Dates.”

The Custodian, on behalf of the Selling Shareholders, will deliver the Optional Shares to the Representative for the respective accounts of the several Underwriters in the case of the Company, through the facilities of The Depository Trust Company or, at the election of the Representative, in the form of definitive certificates and in the case of the Selling Shareholders, in the form of definitive certificates, in each such case, issued in such names and in such denominations as the Representative may direct by notice in writing to the Company [and the Custodian] given at or prior to 12:00 Noon, New York time, on the second (2nd) full business day preceding the Option Closing Date against payment of the aggregate Purchase Price therefor by wire transfer in federal (same day) funds to an account at a bank acceptable to the Representative payable to the order of the Custodian at the offices of O’Melveny and Myers LLP, 37th Floor, Yin Tai Center Office Tower, 2 Jianguomenwai Ave., Beijing, PRC.  Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligations of each Underwriter hereunder.  The Company, in the event the Representative elects to have the Underwriters take delivery of definitive certificates instead of delivery from the Company of the certificates through the facilities of The Depository Trust Company, and the Selling Shareholders shall make the certificates for the Optional Shares available to the Representative for examination on behalf of the Underwriters in New York, New York not later than 10:00 A.M., New York Time, at least one (1) full business day prior to the Option Closing Date. The Option Closing Date and the location of delivery of, and the form of payment for, the Optional Shares may be varied by agreement among the Company, the Selling Shareholders and the Representative.

The several Underwriters propose to offer the Shares for sale upon the terms and conditions set forth in the Prospectus.

4.             FURTHER AGREEMENTS OF THE COMPANY

(I)            FURTHER AGREEMENTS OF THE COMPANY.  The Company agrees with the several Underwriters:

(a)           To prepare the Rule 462(b) Registration Statement, if necessary, in a form approved by the Representative and file such Rule 462(b) Registration Statement with the Commission by 10:00 P.M., New York time, on the date hereof, and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Rules and Regulations; to prepare the Prospectus in a form approved by the Representative containing information previously omitted at the time of effectiveness of the Registration Statement in reliance on Rules 430A or 430C of the Rules and Regulations and to file such Prospectus pursuant to Rule 424(b) of the Rules and Regulations not later than the second business (2nd) day following the execution and delivery of this Agreement or, if applicable, such earlier time as may be required by Rule 430A of the Rules and Regulations; to notify the Representative immediately of the Company’s intention to file or prepare any supplement or amendment to any Registration Statement or to the Prospectus and to make no amendment or supplement to the Registration Statements, the General Disclosure Package or to the Prospectus to which the Representative shall reasonably object by notice to the Company after a reasonable period to review; to advise the Representative, promptly after it receives notice thereof, of the time when any amendment to any Registration Statement has been filed or becomes effective or any supplement to the General Disclosure Package or the Prospectus or any amended Prospectus has been filed and to furnish the Underwriters with copies thereof; to file promptly all materials required to be filed by the Company with the Commission pursuant to Rules 433(d) or 163(b)(2) of the Rules and Regulations, as the case may be; to advise the Representative, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statements, the General Disclosure Package or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus or suspending any such qualification, and promptly to use its best efforts to obtain the withdrawal of such order.

(b)           The Company represents and agrees that, unless it obtains the prior consent of the Representative, and each Underwriter represents and agrees that, unless it obtains the prior consent of the Company and the Representative, it has not made and will not, make any offer relating to the Shares that would constitute a “free writing prospectus” as defined in Rule 405 of the Rules and Regulations (each, a “Permitted Free Writing Prospectus”);  [provided that the prior written consent of the Representative hereto shall be deemed to have been given in respect of the Issuer Free Writing Prospectus[es] included in Schedule C hereto].  The Company represents that it has treated and agrees that it will treat each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus, comply with the requirements of Rules 164 and 433 of the Rules and Regulations applicable to any Issuer Free Writing Prospectus, including the requirements relating to timely filing with the Commission, legending and record keeping and will not take any action that would result in an Underwriter or the Company being required to file with the Commission pursuant to Rule 433(d) of the Rules and Regulations a free writing prospectus prepared by or on behalf of such Underwriter that such Underwriter otherwise would not have been required to file thereunder.  The Company will satisfy the condition in Rule 433 of the Rules and Regulations to avoid a requirement to file with the Commission any electronic road show.  The Company consents to the use by any Underwriter of a free writing prospectus that (a) is not an “issuer free writing prospectus” as defined in Rule 433 of the Rules and Regulations, and (b) contains only (i) information describing the preliminary terms of the Shares or their offering or (ii) information describing the final terms of the Shares or their offering.

(c)           If at any time prior to the expiration of nine (9) months after the later of (i) the latest effective date of the Registration Statement or (ii) the date of the Prospectus, when a prospectus relating to the Shares is required to be delivered (or in lieu thereof, the notice referred to in Rule 173(a) of the Rules and Regulations) any event occurs or condition exists as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact, or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made when the Prospectus is delivered (or in lieu thereof, the notice referred to in Rule 173(a) of the Rules and Regulations), not

misleading, or if it is necessary at any time to amend or supplement any Registration Statement or the Prospectus to comply with the Securities Act or the Exchange Act, to promptly notify the Representative thereof and upon their request will prepare an appropriate amendment or supplement or upon their request make an appropriate filing pursuant to Section 13 or 14 of the Exchange Act in form and substance satisfactory to the Representative which will correct such statement or omission or effect such compliance and to use its best efforts to have any amendment to any Registration Statement declared effective as soon as possible; to furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representative may from time to time reasonably request of such amendment or supplement; and in case any Underwriter is required to deliver a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) of the Rules and Regulations) relating to the Shares nine (9) months or more after the later of (i) the latest effective date of the Registration Statement or (ii) the date of the Prospectus, to, upon the request of the Representative, prepare promptly an amended or supplemented Prospectus as may be necessary to permit compliance with the requirements of Section 10(a)(3) of the Securities Act and deliver to such Underwriter as many copies as such Underwriter may request of such amended or supplemented Prospectus complying with Section 10(a)(3) of the Securities Act.

(d)           If the General Disclosure Package is being used to solicit offers to buy the Shares at a time when the Prospectus is not yet available to prospective purchasers and any event shall occur as a result of which, in the judgment of the Company or in the reasonable opinion of the Underwriters, it becomes necessary to amend or supplement the General Disclosure Package in order to make the statements therein, in the light of the circumstances then prevailing, not misleading, or to make the statements therein not conflict with the information contained in the Registration Statements then on file and not superseded or modified, or if it is necessary at any time to amend or supplement the General Disclosure Package to comply with any law, to prepare, file with the Commission (if required) and furnish to the Underwriters and any dealers an appropriate amendment or supplement to the General Disclosure Package so that the General Disclosure Package as so amended or supplemented will not, in the light of the circumstances then prevailing, be misleading or conflict with the Registration Statement then on file, or so that the General Disclosure Package will comply with law.

(e)           If at any time following issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or will conflict with the information contained in the Registration Statements, Pricing Prospectus or Prospectus, included or would include an untrue statement of a material fact or omitted or would omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances prevailing at the subsequent time, not misleading, to promptly notify the Representative so that any use of the Issuer Free Writing Prospectus may cease until it is amended or supplemented and to promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.  The foregoing sentence does not apply to statements in or omissions from any Issuer Free Writing Prospectus in reliance upon, and in conformity with, written information furnished to the Company through the Representative by or on behalf of any Underwriter specifically for inclusion therein, which information the parties hereto agree is limited to the Underwriter’s Information (as defined in Section 17).

(f)            To furnish promptly to the Representative and to counsel for the Underwriters a signed copy of each of the Registration Statements as filed with the Commission, and of each amendment thereto filed with the Commission, including all consents and exhibits filed therewith.

(g)           To deliver promptly to the Representative in New York City such number of the following documents as the Representative shall reasonably request:  (i) conformed copies of the Registration Statements as originally filed with the Commission (in each case excluding exhibits), (ii) each Preliminary Prospectus, (iii) any Issuer Free Writing Prospectus, (iv) the Prospectus (the delivery of the documents referred to in clauses (i), (ii), (iii) and (iv) of this paragraph (h) to be made not later than 10:00 A.M., New York time, on the business day following the execution and delivery of this Agreement), (v) conformed copies of any amendment to the Registration Statement (excluding exhibits), and (vi) any amendment or supplement to the General Disclosure Package or the Prospectus (the delivery of the documents referred to in clauses (v) and (vi) of this paragraph (h) to be made not later than 10:00 A.M., New York City time, on the business day following the date of such amendment or supplement).

(h)           To make generally available to its shareholders as soon as practicable, but in any event not later than sixteen (16) months after the effective date of each Registration Statement (as defined in Rule 158(c) of the Rules and Regulations), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Company, Rule 158); and to furnish to its shareholders as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, shareholders’ equity and cash flows of the Company and its consolidated subsidiaries certified by independent public accountants) and as soon as possible after each of the first three fiscal quarters of each fiscal year (beginning with the first fiscal quarter after the effective date of such Registration Statement), consolidated summary financial information of the Company and its subsidiaries for such quarter in reasonable detail.

(i)            To take promptly, from time to time, such actions as the Representative may reasonably request to qualify the Shares for offering and sale under the securities or Blue Sky laws of such jurisdictions (domestic or foreign) as the Representative may designate and to continue such qualifications in effect, and to comply with such laws, for so long as required to permit the offer and sale of Shares in such jurisdictions; provided that the Company and its subsidiaries shall not be obligated to qualify as foreign corporations in any jurisdiction in which they are not so qualified or to file a general consent to service of process in any jurisdiction.

(j)            Upon request, during the period of three (3) years from the date hereof, to deliver to each of the Underwriters, (i) as soon as they are available, copies of all reports or other communications furnished to shareholders, and (ii) as soon as they are available, copies of any reports and financial statements furnished or filed with the Commission or any national securities exchange on which the Shares are listed.  However, so long as the Company is subject to the reporting requirements of either Section 13 or Section 15(d) of the Exchange Act and is timely filing reports with the Commission on EDGAR, it is not required to furnish such reports or statements to the Underwriters.

(k)           For a period of one hundred eighty (180) days from the date of this Agreement, (the “Lock-Up Period”) without the prior written consent of the Representative, not to directly or indirectly offer, sell, assign, transfer, pledge, contract to sell or otherwise dispose of, any ADSs or Common Shares or any securities convertible into or exercisable or exchangeable for ADSs or Common Shares, other than the Company’s sale of the Shares hereunder and the issuance of restricted Common Shares or options to acquire Common Shares pursuant to the Company’s employee benefit plans, qualified share option plans or other employee compensation plans as such plans are in existence on the date hereof and described in the Prospectus.  The Company will cause each officer, director, shareholder, optionholder and warrantholder listed in Schedule C to furnish to the Representative, prior to the Firm Closing Date, a letter, substantially in the form of Exhibit I hereto, pursuant to which each such person shall agree, among other things, not to directly or indirectly offer, sell, assign, transfer, pledge, contract to sell, or otherwise dispose of, or announce the intention to otherwise dispose of, any ADSs or Common Shares or any securities convertible into or exercisable or exchangeable for ADSs or Common Shares, not to engage in any swap, hedge or similar agreement or arrangement that transfers, in whole or in part, directly or indirectly, the economic risk of ownership of ADSs or Common Shares or any such securities and not to engage in any short selling of any ADSs or Common Shares or any such securities, during the Lock-Up Period, without the prior written consent of the Representative.  The Company also agrees that during such period, other than for the sale of the Shares hereunder, the Company will not file any registration statement, preliminary prospectus or prospectus, or any amendment or supplement thereto, under the Securities Act for any such transaction or which registers, or offers for sale, ADSs or Common Shares or any securities convertible into or exercisable or exchangeable for ADSs or Common Shares, except for a registration statement on Form S-8 relating to employee benefit plans.  The Company hereby agrees that (i) if it issues an earnings release or material news, or if a material event relating to the Company occurs, during the last seventeen (17) days of the Lock-Up Period, or (ii) if prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the sixteen (16)-day period beginning on the last day of the Lock-Up Period, the restrictions imposed by this paragraph (k) or the letter shall continue to apply until the expiration of the eighteen (18)-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event.  The Company will provide the Representative and any co-managers and each shareholder subject to the Lock-Up Period with prior notice (in accordance with Section 14 herein) of any such announcement that gives rise to an extension of the Lock-Up Period.

(l)            To supply the Representative with copies of all correspondence to and from, and all documents issued to and by, the Commission in connection with the registration of the Shares under the Securities Act or any of the Registration Statements, any Preliminary Prospectus or the Prospectus, or any amendment or supplement thereto or document incorporated by reference therein.

(m)          Prior to each of the Closing Dates, to furnish to the Representative, as soon as they have been prepared, copies of any unaudited interim consolidated financial statements of the Company for any periods subsequent to the periods covered by the financial statements appearing in the Registration Statements and the Prospectus.

(n)           Prior to the latest of the Closing Dates, not to issue any press release or other communication directly or indirectly or hold any press conference with respect to the Company, its condition, financial or otherwise, or earnings, business affairs or business prospects (except for routine oral marketing communications in the ordinary course of business and consistent with the past practices of the Company and of which the Representative are notified), without the prior written consent of the Representative, unless in the judgment of the Company and its counsel, and after notification to the Representative, such press release or communication is required by law.

(o)           Until the Representative shall have notified the Company of the completion of the resale of the Shares, not to, and to cause its affiliated purchasers (as defined in Regulation M under the Exchange Act) not to, either alone or with one or more other persons, bid for or purchase, for any account in which it or any of its affiliated purchasers has a beneficial interest, any Shares, or attempt to induce any person to purchase any Shares; and not to, and to cause its affiliated purchasers not to, make bids or purchase for the purpose of creating actual, or apparent, active trading in or of raising the price of the Shares.

(p)           Not to take any action prior to latest of the Closing Dates which would require the Prospectus to be amended or supplemented pursuant to Section 4(I)(d) without the written consent of the Representative

(q)           To at all times comply with all applicable provisions of the Sarbanes-Oxley Act as in effect from time to time and to file with the Commission such information on Form 6-K or Form 20-F as may be required by Rule 463 of the Rules and Regulations.

(r)            To maintain, at its expense, a registrar and transfer agent for the Shares.

(s)           To apply the net proceeds from the sale of the Shares as set forth in the Initial Registration Statement, the General Disclosure Package and the Prospectus under the heading “Use of Proceeds,” and except as disclosed in the General Disclosure Package, the Company does not intend to use any of the proceeds from the sale of the Shares hereunder to repay any outstanding debt owed to any affiliate of any Underwriter.  The Company shall manage its affairs and investments in such a manner as not to be or become an “investment company” within the meaning of the Investment Company Act and the rules and regulations thereunder.

(t)            To use its best efforts to list, subject to notice of issuance, and to maintain the listing of the Shares on the Exchange.

(u)           To deposit, prior to the Firm Closing Date or the Option Closing Date, as the case may be, the Shares with the Depositary in accordance with the provisions of the Deposit Agreement and otherwise comply with the Deposit Agreement so that ADSs will be issued by the Depositary against receipt of the Shares and delivered to the Underwriters at the Firm Closing Date or Option Closing Date, as the case may be.

(v)           (i) Not to attempt to avoid any judgment applied or denied to it in a court of competent jurisdiction outside the Cayman Islands; (ii) to use its best efforts to obtain and maintain all approvals required in the Cayman Islands to pay and remit outside the Cayman Islands all dividends declared by the Company and payable on Shares, if any; and (iii) to use its best efforts to obtain and maintain all approvals required in the Cayman Islands for the Company to acquire sufficient foreign exchange for the payment of dividends, if any, and all other relevant purposes.

(w)          To comply, in all material respects, with any applicable rules and regulations of the State Administration of Foreign Exchange (the “SAFE Rules and Regulations”) and use its best efforts to cause its directors, officers, option holders and shareholders named in the Company’s share register that are, or that are directly or indirectly owned or controlled by, PRC residents or PRC citizens, to comply in all material respects with the SAFE Rules and Regulations applicable to them in connection with the Company, including, without limitation, requesting each shareholder named in the Company’s share register, option holder, director and officer that is, or is directly or indirectly owned or controlled by, a PRC resident or PRC citizen to complete any registration and other procedures required under applicable SAFE Rules and Regulations.

(x)            To use its best efforts to do and perform all things required to be done or performed under this Agreement by the Company prior to each Closing Date and to satisfy all conditions precedent to the delivery of the Firm Shares and the Optional Shares.

(y)           Upon request of any Underwriter, to furnish, or cause to be furnished, to such Underwriter an electronic version of the Company’s trademarks, servicemarks and corporate logo for use on the website, if any, operated by such Underwriter for the purpose of facilitating the on-line offering of the Shares (the “License”); provided, however that the License shall be used solely for the purpose described above, is granted without any fee and may not be assigned or transferred.

(II)           FURTHER AGREEMENTS OF THE SELLING SHAREHOLDERS.  Each Selling Shareholder, severally and not jointly, agrees with the several Underwriters that:

(a)           Such Selling Shareholder will not take, directly or indirectly, any action designed or intended to stabilize or manipulate the price of any security of the Company, or that might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company.

(b)           Such Selling Shareholder will deliver to the Representative on or prior to the Firm Closing Date a properly completed and executed United States Treasury Department Form W-8 (if the Selling Shareholder is a non-United States person) or Form W-9 (if the Selling Shareholder is a United States person) or such other applicable form or statement specified by Treasury Department regulations in lieu thereof.

(c)           Such Selling Shareholder agrees that it will not prepare or have prepared on its behalf or use or refer to any “free writing prospectus” (as defined in Rule 405 of the Rules and Regulations) and agrees that it will not distribute any written materials in connection with the offer or sale of the Shares.

(d)           During the period when delivery of a prospectus (or, in lieu thereof, the notice referred to under Rule 173(a) of the Rules and Regulations) is required under the Securities Act, such Selling Shareholder will advise the Representative promptly, and will confirm such advice in writing to the Representative, of any change in the information relating to such Selling Shareholder in the Registration Statement, the Prospectus or any document comprising the General Disclosure Package.

(e)           Prior to each Closing Date, such Selling Shareholder will deposit, or cause to be deposited on such Selling Shareholder’s behalf, Common Shares with the Depositary in accordance with the provisions of the Deposit Agreement and otherwise to comply with the Deposit Agreement so that ADRs evidencing ADSs will be executed (and, if applicable, countersigned) and issued by the Depositary against receipt of such Common Shares and delivered to the Underwriters at such Closing Date, as the case may be.

(f)            Such Selling Shareholder will indemnify and hold each of the Underwriters harmless against any documentary, stamp or similar issuance or transfer taxes, duties or fees and any transaction levies, commissions or brokerage charges or any other taxes, including any interest and penalties, which are or may be required to be paid in connection with the offer, sale, transfer and distribution of the ADSs to be sold by such Selling Shareholder and the execution and delivery of this Agreement; provided, however, that the Selling Shareholder shall not be responsible for any such taxes, duties, fees, levies or charges that arise as a result of the distribution of the above referenced Shares by any Underwriter in a manner other than that as is reasonable in such transactions; for the avoidance of doubt, this indemnity does not extend to any income tax assessed on the net income of any Underwriter where the net income of such Underwriter is otherwise subject to income tax in the Cayman Islands, the British Virgin Islands or the PRC by virtue of its conducting any direct business in the Cayman Islands,  the British Virgin Islands or the PRC unrelated to any transaction contemplated hereunder with respect to any such income tax.

(g)           Such Selling Shareholder will use his, her or its best efforts to do and perform all things required to be done or performed under this Agreement by such Selling Shareholder prior to each Closing Date and to satisfy all conditions precedent to the delivery of the Firm Shares and the Optional Shares.

5.             PAYMENT OF EXPENSES.  The Company agrees to pay, or reimburse if paid by any Underwriter, whether or not the transactions contemplated hereby are consummated or this Agreement is terminated:  (a) the costs incident to the authorization, issuance, sale, preparation and delivery of the Shares and any taxes payable in that connection; (b) the costs incident to the registration of the Shares under the Securities Act and the Exchange Act; (c) the costs incident to the preparation, printing and distribution of the Registration Statements, any Preliminary Prospectus, any Issuer Free Writing Prospectus, the General Disclosure Package, the Prospectus, any amendments, supplements and exhibits thereto; (d) the fees and expenses (including related fees and expenses of counsel for the Underwriters) incurred in connection with securing any required review by FINRA of the terms of the sale of the Shares and any filings made with FINRA; (e) any applicable listing or other fees; (f) the fees and expenses of qualifying the Shares under the securities laws of the several jurisdictions as provided in Section 4(I)(i)) and of preparing, printing and distributing wrappers; (g) the cost of preparing and printing stock certificates; (h) all fees and expenses of the registrar and transfer agent of the Shares; (i) the costs and expenses (including, without limitation, any damages or other amounts payable in connection with the legal or contractual liability) associated with the reforming of any contracts for sale of the Shares made by the Underwriters caused by a breach of the representation contained in Section 2(I)(c) and the costs and expenses of the Company relating to investor presentations on any “road show” undertaken in connection with the marketing of the offering of the Shares, including, without limitation, expenses associated with the preparation or dissemination of any electronic road show, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the officers of the Company and such consultants, including the cost of any aircraft chartered in connection with the road show, and (l) all other costs and expenses incident to the offering of the Shares or the performance of the obligations of the Company under this Agreement (including, without limitation, the fees and expenses of the Company’s counsel and the Company’s independent accountants and the fees and expenses of counsel to the Selling Shareholders); provided that, except to the extent otherwise provided in this Section 5 and in Sections 9 and 10, the Underwriters shall pay their own costs and expenses, including the fees and expenses of their counsel, any transfer taxes on the resale of any Shares by them and the expenses of advertising any offering of the Shares made by the Underwriters.

Each Selling Shareholder will pay all fees and expenses incident to the performance of such Selling Shareholder’s obligations under this Agreement which are not otherwise specifically provided for herein, including but not limited to any fees and expenses of counsel for such Selling Shareholder, such Selling Shareholder’s pro rata share of fees and expenses of the Attorneys-in-fact and the Custodian and all expenses and taxes incident to the sale and delivery of the Shares to be sold by such Selling Shareholder to the Underwriters hereunder.  The underwriting discount associated with the sale of the Shares to be sold by such Selling Shareholder hereunder shall be deducted from the Selling Shareholders’ proceeds from the sale of such Shares.

6.             CONDITIONS OF UNDERWRITERS’ OBLIGATIONS.  The respective obligations of the several Underwriters hereunder are subject to the accuracy, when made and as of the Applicable Time and on such Closing Date, of the representations and warranties of the Company and the Selling Shareholders contained herein, to the accuracy of the statements of the Company and the Selling Shareholders made in any certificates pursuant to the provisions hereof, to the performance by the Company and the Selling Shareholders of their obligations hereunder, and to each of the following additional terms and conditions:

(a)           The Registration Statements have become effective under the Securities Act, and no stop order suspending the effectiveness of any Registration Statement or any part thereof, preventing or suspending the use of any Preliminary Prospectus, the Prospectus or any Permitted Free Writing Prospectus or any part thereof shall have been issued and no proceedings for that purpose or pursuant to Section 8A under the Securities Act shall have been initiated or, to the Knowledge of the Company, threatened by the Commission, and all requests for additional information on the part of the Commission (to be included in the Registration Statements or the Prospectus or otherwise) shall have been complied with to the reasonable satisfaction of the Representative; the Rule 462(b) Registration Statement, if any, each Issuer Free Writing Prospectus and the

Prospectus shall have been filed with the Commission within the applicable time period prescribed for such filing by, and in compliance with, the Rules and Regulations and in accordance with Section 4(I)(a), and the Rule 462(b) Registration Statement, if any, shall have become effective immediately upon its filing with the Commission; and FINRA shall have raised no objection to the fairness and reasonableness of the terms of this Agreement or the transactions contemplated hereby.

(b)           None of the Underwriters shall have discovered and disclosed to the Company on or prior to such Closing Date that any Registration Statement or any amendment or supplement thereto contains an untrue statement of a fact which, in the opinion of counsel for the Underwriters, is material or omits to state any fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading, or that the General Disclosure Package, any Issuer Free Writing Prospectus or the Prospectus or any amendment or supplement thereto contains an untrue statement of fact which, in the opinion of such counsel, is material or omits to state any fact which, in the opinion of such counsel, is material and is necessary in order to make the statements, in the light of the circumstances in which they were made, not misleading.

(c)           All corporate proceedings and other legal matters incident to the authorization, form and validity of each of this Agreement, the Custody Agreements, the Powers of Attorney, the Shares, the Registration Statements, the General Disclosure Package, each Issuer Free Writing Prospectus and the Prospectus and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Underwriters, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

(d)           Davis Polk & Wardwell LLP shall have furnished to the Representative such counsel’s written opinion, as counsel to the Company and special U.S. counsel to the Selling Shareholders, and negative assurance letter, each addressed to the Underwriters and dated such Closing Date, in form and substance reasonably satisfactory to the Representative and substantially to the effect of Exhibit II.

(e)           [Insert name of counsel to the Selling Shareholders local counsel] shall have furnished to the Representative such counsel’s written opinion, as counsel to the Selling Shareholders, addressed to the Underwriters and dated such Closing Date, in form and substance reasonably satisfactory to the Representative and substantially to the effect of Exhibit III.

(f)            Conyers Dill & Pearman shall have furnished to the Representative such counsel’s written opinions, as Cayman Islands and British Virgin Islands counsel to the Company, addressed to the Underwriters and dated such Closing Date, in form and substance reasonably satisfactory to the Representative and substantially to the effect of Exhibit IV.

(g)           [Company Hong Kong counsel] shall have furnished to the Representative such counsel’s written opinions, as special Hong Kong counsel to the Company, addressed to the Underwriters and dated such Closing Date, in form and substance reasonably satisfactory to the Representative and substantially to the effect of Exhibit V.

(h)           Trend Associates shall have furnished to the Representative such counsel’s written opinion, as PRC counsel to the Company, addressed to the Underwriters and dated such Closing Date, in form and substance reasonably satisfactory to the Representative and substantially to the effect of Exhibit VI.

(i)            The Representative shall have received from White & Case LLP, counsel for the Depositary, such counsel’s written opinion, addressed to the Underwriters and dated such Closing Date, in form and substance reasonably satisfactory to the Representative and substantially to the effect of Exhibit VII.

(j)            The Representative shall have received from O’Melveny & Myers LLP, counsel for the Underwriters, such opinion or opinions, dated such Closing Date, with respect to such matters as the Underwriters may reasonably require, and the Company and the Selling Shareholders shall have furnished to such counsel such documents as they request for enabling them to pass upon such matters.

(k)                                 The Representative shall have received from Commerce and Finance Law Offices, PRC counsel for the Underwriters, such opinion, dated such Closing Date, with respect to such matters as the Underwriters may reasonably require, and the Company and the Selling Shareholders shall have furnished to such counsel such documents as they request for enabling them to pass upon such matters.

(l)                                     At the time of the execution of this Agreement, the Representative shall have received from GHP Horwath, P.C., a letter, addressed to the Underwriters, executed and dated such date, in form and substance satisfactory to the Representative (i) confirming that they are an independent registered accounting firm with respect to the Company and its subsidiaries within the meaning of the Securities Act and the Rules and Regulations and PCAOB and (ii) stating the conclusions and findings of such firm, of the type ordinarily included in accountants’ “comfort letters” to underwriters, with respect to the financial statements and certain financial information contained or incorporated by reference in the Registration Statements, the General Disclosure Package and the Prospectus.

(m)                             On the effective date of any post-effective amendment to any Registration Statement and on such Closing Date, the Representative shall have received a letter (the “bring-down letter”) from GHP Horwath, P.C., addressed to the Underwriters and dated such Closing Date confirming, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the General Disclosure Package and the Prospectus, as the case may be, as of a date not more than three (3) business days prior to the date of the bring-down letter), the conclusions and findings of such firm, of the type ordinarily included in accountants’ “comfort letters” to underwriters, with respect to the financial information and other matters covered by its letter delivered to the Representative concurrently with the execution of this Agreement pursuant to paragraph (l) of this Section 6.

(n)                                 The Company shall have furnished to the Representative a certificate, dated such Closing Date, of its Chairman of the Board and its Chief Financial Officer in customary form for a transaction of this type stating, among other things, that (i) such officers have carefully examined the Registration Statement, the General Disclosure Package, any Permitted Free Writing Prospectus and the Prospectus and, in their opinion, the Registration Statements and each amendment thereto, as of their respective effective dates, as of the date of this Agreement and as of such Closing Date did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) to the best of their knowledge after reasonable investigation, as of such Closing Date, the representations and warranties of the Company in this Agreement are true and correct and the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date, and (iii) there has not been, subsequent to the date of the most recent audited financial statements included in the General Disclosure Package, any material adverse change in the financial position or results of operations of the Company and its subsidiaries, or any change or development that, singularly or in the aggregate, would involve a material adverse change or a prospective material adverse change, in or affecting the condition (financial or otherwise), results of operations, business or assets of the Company and its subsidiaries taken as a whole, except as set forth in the Prospectus.

(o)                                 At the time of the execution of this Agreement, the Representative shall have received copies of the Power of Attorney and Custody Agreement executed by each Selling Shareholder, Attorney-in-fact and Custodian.

(p)                                 Each Selling Shareholder (or the Custodian or one or more Attorneys-in-fact on behalf of such Selling Shareholder) shall have furnished to the Representative on such Closing Date a certificate, dated such date, signed by, or on behalf of, such Selling Shareholder stating that the representations, warranties and agreements of such Selling Shareholder contained herein are true and correct as of such Closing Date and that such Selling Shareholder has complied with all agreements contained herein to be performed by such Selling Shareholder at or prior to such Closing Date.

(q)                                 Since the date of the latest audited financial statements included in the General Disclosure Package, (i) neither the Company nor any of its subsidiaries shall have sustained any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth in the General

Disclosure Package, and (ii) there shall not have been any change in the share capital or long-term debt of the Company or any of its subsidiaries, or any change, or any development involving a prospective change, in or affecting the business, general affairs, management, financial position, shareholders’ equity or results of operations of the Company and its subsidiaries, otherwise than as set forth in the General Disclosure Package, the effect of which, in any such case described in clause (i) or (ii) of this paragraph (p), is, in the judgment of the Representative, so material and adverse as to make it impracticable or inadvisable to proceed with the sale or delivery of the Shares on the terms and in the manner contemplated in the General Disclosure Package.

(r)                                    No action shall have been taken and no law, statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency or body which would prevent the issuance or sale of the Shares or materially and adversely affect or potentially materially and adversely affect the business or operations of the Company; and no injunction, restraining order or order of any other nature by any court of competent jurisdiction or other regulatory or governmental agency or body shall have been issued which would prevent the issuance or sale of the Shares or materially and adversely affect or potentially materially and adversely affect the business or operations of the Company.

(s)                                   Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following:  (i) trading in securities generally on the New York Stock Exchange, Nasdaq Global Market or the American Stock Exchange or in the over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or materially limited, or minimum or maximum prices or maximum range for prices shall have been established on any such exchange or such market by the Commission, by such exchange or market or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by Federal or state authorities or a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States, (iii) the United States, the Cayman Islands or the PRC shall have become engaged in hostilities, or the subject of an act of terrorism, or there shall have been an outbreak of or escalation in hostilities involving the United States, the Cayman Islands or the PRC, or there shall have been a declaration of a national emergency or war by the United States, the Cayman Islands or the PRC or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in the judgment of the Representative, impracticable or inadvisable to proceed with the sale or delivery of the Shares on the terms and in the manner contemplated in the General Disclosure Package and the Prospectus.

(t)                                    The Exchange shall have approved the Shares for listing therein, subject only to official notice of issuance and evidence of satisfactory distribution.

(u)                                 The Representative shall have received on and as of such Closing Date satisfactory evidence of the good standing of the company and its subsidiaries in their respective jurisdictions of organization and their good standing as foreign entities in such other jurisdictions as the Representative may reasonably request, in each case in writing or any standard form of telecommunication from the appropriate governmental authorities of such jurisdictions.

(v)                                 The Representative shall have received the written agreements, substantially in the form of Exhibit I hereto, of the officers, directors, shareholders, optionholders and warrantholders of the Company listed in Schedule D to this Agreement.

(w)                               Certificates in negotiable form representing all of the Common Shares underlying the ADSs to be sold by the Company and each Selling Shareholder hereunder shall have been placed in custody with the Custodian for the Depositary.

(x)                                 The Depositary shall have furnished, or caused to be furnished, to the Representative at such Closing Date certificates satisfactory to the Representative evidencing the deposit with it of the Common Shares being so deposited against issuance of ADRs evidencing the ADSs to be delivered by the Company and the Selling Shareholders at such Closing Date, and the execution, countersignature (if applicable), issuance and delivery of ADRs evidencing such ADSs pursuant to the Deposit Agreement.

(y)                                 The Company and the Depositary shall have executed and delivered the Deposit Agreement and the Deposit Agreement shall be in full force and effect.

(z)                                  The Company and the Depositary shall have taken any and all other action necessary to permit the deposit of the Common Shares and the issuance of the Shares in accordance with the Deposit Agreement.

(aa)                          On or prior to such Closing Date, the Company and the Selling Shareholders shall have furnished to the Representative such further certificates and documents as the Representative may reasonably request.

The several obligations of the Underwriters to purchase the Optional Shares hereunder are subject to the delivery to the Representative on the applicable Option Closing Date of such documents as the Representative may reasonably request with respect to the good standing of the Company, the due authorization and issuance of the Optional Shares to be sold on such Option Closing Date and other matters related to the issuance of such Optional Shares.

All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriters.

7.                                      INDEMNIFICATION AND CONTRIBUTION.

(a)                                 The Company shall indemnify and hold harmless each Underwriter, its directors, officers, managers, members, employees, representatives and agents and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (collectively the “Underwriter Indemnified Parties,” and each an “Underwriter Indemnified Party”) against any loss, claim, damage, expense or liability whatsoever (or any action, investigation or proceeding in respect thereof), joint or several, to which such Underwriter Indemnified Party may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, expense, liability, action, investigation or proceeding arises out of or is based upon (A) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any Issuer Free Writing Prospectus, any “issuer information” filed or required to be filed pursuant to Rule 433(d) of the Rules and Regulations, any Registration Statement or the Prospectus, or in any amendment or supplement thereto, or (B) the omission or alleged omission to state in any Preliminary Prospectus, any Issuer Free Writing Prospectus, any “issuer information” filed or required to be filed pursuant to Rule 433(d) of the Rules and Regulations, any Registration Statement or the Prospectus, or in any amendment or supplement thereto, a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse each Underwriter Indemnified Party promptly upon demand for any legal fees or other expenses reasonably incurred by that Underwriter Indemnified Party in connection with investigating, or preparing to defend, or defending against, or appearing as a third party witness in respect of, or otherwise incurred in connection with, any such loss, claim, damage, expense, liability, action, investigation or proceeding, as such fees and expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, expense or liability arises out of or is based upon an untrue statement or alleged untrue statement in, or omission or alleged omission from any Preliminary Prospectus, any Registration Statement or the Prospectus, or any such amendment or supplement thereto, or any Issuer Free Writing Prospectus made in reliance upon and in conformity with written information furnished to the Company through the Representative by or on behalf of any Underwriter specifically for use therein, which information the parties hereto agree is limited to the Underwriter’s Information (as defined in Section 17).

The indemnity agreement in this Section 7(a) is not exclusive and is in addition to each other liability which the Company or any Controlling Shareholder might have under this Agreement or otherwise, and shall not limit any rights or remedies which may otherwise be available under this Agreement, at law or in equity to any Underwriter Indemnified Party.

(b)                                 The Selling Shareholders, jointly and severally shall indemnify and hold harmless each Underwriter Indemnified Party, against any loss, claim, damage, expense or liability whatsoever (or any action, investigation or proceeding in respect thereof), joint or several, to which that Underwriter Indemnified Party may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, expense, liability, action, investigation or proceeding arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any Issuer Free Writing Prospectus, any “issuer information” filed or required to be filed pursuant to Rule 433(d) of the Rules and Regulations, any Registration Statement or the Prospectus, or in any amendment or supplement thereto, or (ii) the omission or alleged omission to state in any Preliminary Prospectus, any Issuer Free Writing Prospectus, any “issuer information” filed or required to be filed pursuant to Rule 433(d) of the Rules and Regulations, any Registration Statement or the Prospectus, or in any amendment or supplement thereto, a material fact required to be stated therein or necessary to make the statements therein not misleading but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information provided to the Company by or on behalf of a Selling Shareholder, and shall reimburse each Underwriter Indemnified Party promptly upon demand for any legal or other expenses reasonably incurred by that Underwriter Indemnified Party in connection with investigating or preparing to defend or defending against or appearing as a third party witness in connection with any such loss, claim, damage, liability, action, investigation or proceeding, as such fees and expenses are incurred; provided, however, that the Selling Shareholders shall not be liable in any such case to the extent that any such loss, claim, damage, expense, liability, action, investigation or proceeding arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any Preliminary Prospectus, any Registration Statement or the Prospectus, or any such amendment or supplement thereto, made in reliance upon and in conformity with written information furnished to the Company through the Representative by or on behalf of any Underwriter specifically for use therein, which information the parties hereto agree is limited to the Underwriter’s Information as defined in Section 17.  This indemnity agreement is not exclusive and will be in addition to any liability which the Selling Shareholders might have under this Agreement or otherwise, and shall not limit any rights or remedies which may otherwise be available under this Agreement, at law or in equity to each Underwriter Indemnified Party.

(c)                                  Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Company and its directors, its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (collectively the “Company Indemnified Parties” and each a “Company Indemnified Party”) against any loss, claim, damage, expense or liability whatsoever (or any action, investigation or proceeding in respect thereof), joint or several, to which such Company Indemnified Party may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, expense, liability, action, investigation or proceeding arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any Issuer Free Writing Prospectus, any “issuer information” filed or required to be filed pursuant to Rule 433(d) of the Rules and Regulations, any Registration Statement or the Prospectus, or in any amendment or supplement thereto, or (ii) the omission or alleged omission to state in any Preliminary Prospectus, any Issuer Free Writing Prospectus, any “issuer information” filed or required to be filed pursuant to Rule 433(d) of the Rules and Regulations, any Registration Statement or the Prospectus, or in any amendment or supplement thereto, a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through the Representative by or on behalf of that Underwriter specifically for use therein, which information the parties hereto agree is limited to the Underwriter’s Information as defined in Section 17, and shall reimburse the Company Indemnified Parties for any legal or other expenses reasonably incurred by such party in connection with investigating or preparing to defend or defending against or appearing as third party witness in connection with any such loss, claim, damage, liability, action, investigation or proceeding, as such fees and expenses are incurred. This indemnity agreement is not exclusive and will be in addition to any liability which the Underwriters might otherwise have and shall not limit any rights or remedies which may otherwise be available under this Agreement, at law or in equity to the Company Indemnified Parties.

(d)                                 Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under this Section 7, notify such indemnifying party in writing of the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 7 except to the extent it has been materially prejudiced by such failure; and, provided, further, that the failure to notify an indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 7.  If any such action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense of such action with counsel reasonably satisfactory to the indemnified party (which counsel shall not, except with the written consent of the indemnified party, be counsel to the indemnifying party).  After notice from the indemnifying party to the indemnified party of its election to assume the defense of such action, except as provided herein, the indemnifying party shall not be liable to the indemnified party under Section 7 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense of such action other than reasonable costs of investigation; provided, however, that any indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense of such action but the fees and expenses of such counsel (other than reasonable costs of investigation) shall be at the expense of such indemnified party unless (i) the employment thereof has been specifically authorized in writing by the Company in the case of a claim for indemnification under Section 7(a), the Selling Shareholder in the case of a claim for indemnification under Section 7(b) or the Representative in the case of a claim for indemnification under Section 7(c), (ii) such indemnified party shall have been advised by its counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party has failed to assume the defense of such action and employ counsel reasonably satisfactory to the indemnified party within a reasonable period of time after notice of the commencement of the action or the indemnifying party does not diligently defend the action after assumption of the defense, in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of (or, in the case of a failure to diligently defend the action after assumption of the defense, to continue to defend) such action on behalf of such indemnified party and the indemnifying party shall be responsible for legal or other expenses subsequently incurred by such indemnified party in connection with the defense of such action; provided, however, that, the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for all such indemnified parties (in addition to any local counsel), which firm shall be designated in writing by the Representative if the indemnified parties under this Section 7 consist of any Underwriter Indemnified Party or by the Company if the indemnified parties under this Section 7 consist of any Company Indemnified Parties.  Subject to this Section 7(d), the amount payable by an indemnifying party under Section 7 shall include, but not be limited to, (x) reasonable legal fees and expenses of counsel to the indemnified party and any other expenses in investigating, or preparing to defend or defending against, or appearing as a third party witness in respect of, or otherwise incurred in connection with, any action, investigation, proceeding or claim, and (y) all amounts paid in settlement of any of the foregoing. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of judgment with respect to any pending or threatened action or any claim whatsoever, in respect of which indemnification or contribution could be sought under this Section 7 (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party in form and substance reasonably satisfactory to such indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.  Subject to the provisions of the following sentence, no indemnifying party shall be liable for settlement of any pending or threatened action or any claim whatsoever that is effected without its written consent (which consent shall not be unreasonably withheld or delayed), but if settled with its written consent, if its consent has been unreasonably withheld or delayed or if there be a judgment for the plaintiff in any such matter, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.  In addition, if at any time an indemnified party shall have requested that an indemnifying party reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Sections 7(a) or 7(b) effected without its written consent if (i) such settlement is entered into more than forty-five (45) days after receipt by such indemnifying party of the request for reimbursement, (ii) such indemnifying party shall have received notice of the terms of such settlement at least thirty (30) days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

(e)                                  If the indemnification provided for in this Section 7 is unavailable or insufficient to hold harmless an indemnified party under Section 7(a), 7(b) or 7(c), then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid, payable or otherwise incurred by such indemnified party as a result of such loss, claim, damage, expense or liability (or any action, investigation or proceeding in respect thereof), as incurred, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other from the offering of the Shares, or (ii) if the allocation provided by clause (i) of this Section 7(e) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) of this Section 7(e) but also the relative fault of the Company and the Selling Shareholders on the one hand and the Underwriters on the other with respect to the statements, omissions, acts or failures to act which resulted in such loss, claim, damage, expense or liability (or any action, investigation or proceeding in respect thereof) as well as any other relevant equitable considerations.  The relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Shares purchased under this Agreement (before deducting expenses) received by the Company and the Selling Shareholders bear to the total underwriting discounts and commissions received by the Underwriters with respect to the Shares purchased under this Agreement, in each case as set forth in the table on the cover page of the Prospectus.  The relative fault of the Company and the Selling Shareholders on the one hand and the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Selling Shareholders on the one hand or the Underwriters on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement, omission, act or failure to act; provided that the parties hereto agree that the written information furnished to the Company through the Representative by or on behalf of the Underwriters for use in the Preliminary Prospectus, any Registration Statement or the Prospectus, or in any amendment or supplement thereto, consists solely of the Underwriter’s Information as defined in Section 17.

(f)                                   The Company, the Selling Shareholders and the Underwriters agree that it would not be just and equitable if contributions pursuant to Section 7(e) above were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to in Section 7(e) above.  The amount paid or payable by an indemnified party as a result of the loss, claim, damage, expense, liability, action, investigation or proceeding referred to in Section 7(e) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating, preparing to defend or defending against or appearing as a third party witness in respect of, or otherwise incurred in connection with, any such loss, claim, damage, expense, liability, action, investigation or proceeding.  Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public less the amount of any damages which such Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement, omission or alleged omission, act or alleged act or failure to act or alleged failure to act.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute as provided in this Section 7 are several in proportion to their respective underwriting obligations and not joint.

8.                                      TERMINATION.  The obligations of the Underwriters hereunder may be terminated by the Representative, in its absolute discretion by notice given to the Company and the Attorney-in-fact (for all Selling Shareholders) prior to delivery of and payment for the Firm Shares if, prior to that time, any of the events described in Sections6(p), 6(q) or 6(r) have occurred or if the Underwriters shall decline to purchase the Shares for any reason permitted under this Agreement.

9.                                      REIMBURSEMENT OF UNDERWRITERS’ EXPENSES.  Notwithstanding anything to the contrary in this Agreement, if (a) this Agreement shall have been terminated pursuant to Section 8 or 10, (b) the Company or any Selling Shareholder shall fail to tender the Shares for delivery to the Underwriters for any reason not permitted under this Agreement, or (c) the sale of the Shares is not consummated because any condition to the obligations of the Underwriters set forth herein is not satisfied or because of the refusal, inability or failure on the part of the Company or any Selling Shareholder to perform any agreement herein or to satisfy any condition or to comply with the provisions hereof, then in addition to the payment of amounts in accordance with Section 5, the Company and each Selling Shareholder shall, pro rata based on the number of Shares it agreed to sell hereunder, reimburse the Underwriters for the fees and expenses of Underwriters’ counsel and for such other out-of-pocket expenses as shall have been reasonably incurred by them in connection with this Agreement and the proposed purchase of the Shares, including, without limitation, travel and lodging expenses of the Underwriters, and upon demand the Company and the Selling Shareholders shall pay the full amount thereof to the Representative; provided that if this Agreement is terminated pursuant to Section 10 by reason of the default of one or more Underwriters, neither the Company nor any Selling Shareholder shall be obligated to reimburse any defaulting Underwriter on account of expenses to the extent incurred by such defaulting Underwriter provided further that the foregoing shall not limit any reimbursement obligation of the Company to any non-defaulting Underwriter under this Section 9.

10.                               SUBSTITUTION OF UNDERWRITERS.  If any Underwriter or Underwriters shall default in its or their obligations to purchase the Shares hereunder on any Closing Date and the aggregate number of Shares which such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed ten percent (10%) of the total number of shares to be purchased by all Underwriters on such Closing Date, the other Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the shares which such defaulting Underwriter or Underwriters agreed but failed to purchase on such Closing Date.  If any Underwriter or Underwriters shall so default and the aggregate number of shares with respect to which such default or defaults occur is more than ten percent (10%) of the total number of shares to be purchased by all Underwriters on such Closing Date and arrangements satisfactory to the Representative and the Company for the purchase of such shares by other persons (“Substitute Underwriters”) are not made within forty-eight (48) hours after such default, this Agreement shall terminate.

If the remaining Underwriters or Substitute Underwriters are required hereby or agree to take up all or part of the Shares of a defaulting Underwriter or Underwriters on such Closing Date as provided in this Section 10, (i) the Company and the Selling Shareholders shall have the right to postpone such Closing Dates for a period of not more than five (5) full business days in order that the Company and the Selling Shareholders may effect whatever changes may thereby be made necessary in the Registration Statements or the Prospectus, or in any other documents or arrangements, and the Company agrees promptly to file any amendments to the Registration Statements or supplements to the Prospectus which may thereby be made necessary, and (ii) the respective numbers of Shares to be purchased by the remaining Underwriters or Substitute Underwriters shall be taken as the basis of their underwriting obligation for all purposes of this Agreement.  Nothing herein contained shall relieve any defaulting Underwriter of its liability to the Company, the Selling Shareholders or the other Underwriters for damages occasioned by its default hereunder.  Any termination of this Agreement pursuant to this Section 10 shall be without liability on the part of any non-defaulting Underwriter, the Selling Shareholders or the Company, except that the representations, warranties, covenants, indemnities, agreements and other statements set forth in Section 2, the obligations with respect to expenses to be paid or reimbursed pursuant to Sections 5 and 9 and the provisions of Section 7 and Sections 11 through 22, inclusive, shall not terminate and shall remain in full force and effect.

11.                               ABSENCE OF FIDUCIARY RELATIONSHIP.  The Company and the Selling Shareholders acknowledge and agree that:

(a)                                 each Underwriter’s responsibility to the Company and the Selling Shareholders is solely contractual in nature, the Representative has been retained solely to act as underwriter in connection with the sale of the Shares and no fiduciary, advisory or agency relationship between the Company of the Selling Shareholders and the Representative has been created in respect of any of the transactions contemplated by this Agreement, irrespective of whether the Representative has advised or is advising the Company or the Selling Shareholders on other matters;

(b)                                 the price of the Shares set forth in this Agreement was established by the Company and the Selling Shareholders following discussions and arms-length negotiations with the Representative, and the Company and the Selling Shareholders are capable of evaluating and understanding, and understand and accept, the terms, risks and conditions of the transactions contemplated by this Agreement;

(c)           they have been advised that the Representative and its affiliates are engaged in a broad range of transactions which may involve interests that differ from those of the Company and the Selling Shareholders and that the Representative has no obligation to disclose such interests and transactions to the Company or the Selling Shareholders by virtue of any fiduciary, advisory or agency relationship; and

(d)           they waive, to the fullest extent permitted by law, any claims they may have against the Representative for breach of fiduciary duty or alleged breach of fiduciary duty and agree that the Representative shall have no liability (whether direct or indirect) to the Company or the Selling Shareholders in respect of such a fiduciary duty claim or to any person asserting a fiduciary duty claim on behalf of or in right of the Company or the Selling Shareholders, including shareholders, employees or creditors of the Company or the Selling Shareholders.

12.          SUCCESSORS; PERSONS ENTITLED TO BENEFIT OF AGREEMENT.  This Agreement shall inure to the benefit of and be binding upon the several Underwriters, the Company, the Controlling Shareholders and the Selling Shareholders and their respective successors and assigns.  Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, other than the persons mentioned in the preceding sentence, any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person; except that the representations, warranties, covenants, agreements and indemnities of the Company, the Controlling Shareholders and the Selling Shareholders contained in this Agreement shall also be for the benefit of the Underwriter Indemnified Parties, and the indemnities of the several Underwriters shall be for the benefit of the Company Indemnified Parties.  It is understood that each Underwriter’s responsibility to the Company and the Selling Shareholders is solely contractual in nature and the Underwriters do not owe the Company, or any other party, any fiduciary duty as a result of this Agreement.  No purchaser of any of the Shares from any Underwriter shall be deemed to be a successor or assign by reason merely of such purchase.

13.          SURVIVAL OF INDEMNITIES, REPRESENTATIONS, WARRANTIES, ETC.  The respective indemnities, covenants, agreements, representations, warranties and other statements of the Company, the Controlling Shareholders, the Selling Shareholders and the several Underwriters, as set forth in this Agreement or made by them respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter, the Selling Shareholders, the Company or any person controlling any of them and shall survive delivery of and payment for the Shares.  Notwithstanding any termination of this Agreement, including without limitation any termination pursuant to Section 8 or Section 10, the indemnities, covenants, agreements, representations, warranties and other statements forth in Sections 2, 5, 7 and 9  and Sections 11 through 22, inclusive, of this Agreement shall not terminate and shall remain in full force and effect at all times.

14.          NOTICES.  All statements, requests, notices and agreements hereunder shall be in writing, and:

(a)           if to the Underwriters, shall be delivered or sent by mail, telex, facsimile transmission or email to Cowen and Company, LLC, Attention: Head of Equity Capital Markets, Fax: 646-562-1249 with a copy to the General Counsel, Fax: 646-562-1861;

(b)           if to the Company or the Controlling Shareholders, shall be delivered or sent by mail, telex, facsimile transmission or email to [            ] Attention: [                  ], Fax: [              ], email [                  ] or to CT Corporation System, the agent for service of process for the Company and the Controlling Shareholders,  at 111 Eighth Avenue, 13th Floor, New York, New York 20011; and

(c)           if to any Selling Shareholders, shall be delivered or sent by mail, telex, facsimile transmission or email [the Attorneys in fact][or][at the address set forth on Schedule B hereto] such Selling Shareholder to CT Corporation System, the agent for service of process for the Selling Shareholders, at 111 Eighth Avenue, 13th Floor, New York, New York 20011;

provided, however, that any notice to an Underwriter pursuant to Section 7 shall be delivered or sent by mail, or facsimile transmission to such Underwriter at its address set forth in its acceptance telex to the Representative, which address will be supplied to any other party hereto by the Representative upon request.  Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof.

15.          DEFINITION OF CERTAIN TERMS.  For purposes of this Agreement, (a) “business day” means any day on which the New York Stock Exchange, Inc. is open for trading and (b) “subsidiary” has the meaning set forth in Rule 405 of the Rules and Regulations.

16.          GOVERNING LAW, AGENT FOR SERVICE AND JURISDICTION.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York, including without limitation Section 5-1401 of the New York General Obligations.  The Company, the Controlling Shareholder and each Selling Shareholder irrevocably appoints CT Corporation System, with offices at 111 Eighth Avenue, 13th Floor, New York, New York 20011 (and its successors) as its authorized agent in the Borough of Manhattan in The City of New York upon which process may be served in any such suit or proceeding, and agrees that service of process upon such agent, and written notice of said service to the Company, James Hong, Fame Brilliant or such Selling Shareholder by the person serving the same to the address provided in Section 14, shall be deemed in every respect effective service of process upon the Company, each Controlling Shareholder or such Selling Shareholder, as applicable in any such suit or proceeding. The Company, each Controlling Shareholder and each Selling Shareholder irrevocably (a) submits to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York for the purpose of any suit, action or other proceeding arising out of this Agreement or the transactions contemplated by this Agreement, the Registration Statements and any Preliminary Prospectus or the Prospectus, (b) agrees that all claims in respect of any such suit, action or proceeding may be heard and determined by any such court, (c) waives to the fullest extent permitted by applicable law, any immunity from the jurisdiction of any such court or from any legal process, (d) agrees not to commence any such suit, action or proceeding other than in such courts, and (e) waives, to the fullest extent permitted by applicable law, any claim that any such suit, action or proceeding is brought in an inconvenient forum.

If for the purposes of obtaining judgment in any court it is necessary to convert a sum due hereunder into any currency other than United States dollars, the parties hereto agree, to the fullest extent permitted by law, that the rate of exchange used shall be the rate at which in accordance with normal banking procedures the Underwriters could purchase United States dollars with such other currency in The City of New York on the business day preceding that on which final judgment is given.  The obligations of the Company, each Controlling Shareholder and each Selling Shareholder with respect to any sum due from it to any Underwriter or any person controlling any Underwriter shall, notwithstanding any judgment in a currency other than United States dollars, not be discharged until the first business day following receipt by such Underwriter or controlling person of any sum in such other currency, and only to the extent that such Underwriter or controlling person may in accordance with normal banking procedures purchase United States dollars with such other currency.  If the United States dollars so purchased are less than the sum originally due to such Underwriter or controlling person hereunder, the Company, such Controlling Shareholder and such Selling Shareholder agrees as a separate obligation and notwithstanding any such judgment, to indemnify such Underwriter or controlling person against such loss.  If the United States dollars so purchased are greater than the sum originally due to such Underwriter or controlling person hereunder, such Underwriter or controlling person agrees to pay to the Company, such Controlling Shareholder or such Selling Shareholder, as applicable, an amount equal to the excess of the dollars so purchased over the sum originally due to such Underwriter or controlling person hereunder.

17.          UNDERWRITERS’ INFORMATION.  The parties hereto acknowledge and agree that, for all purposes of this Agreement, the Underwriters’ Information consists solely of the following information in the Prospectus:  (i) the last paragraph on the front cover page concerning the terms of the offering by the Underwriters; and (ii) the statements concerning the Underwriters contained in the nineteenth paragraph under the heading “Underwriting” (titled “Addresses”).

18.          AUTHORITY OF THE REPRESENTATIVE.  In connection with this Agreement, you will act for and on behalf of the several Underwriters, and any action taken under this Agreement by the Representative, will be binding on all the Underwriters; and any action taken under this Agreement by any of the Attorneys-in-fact will be binding on the Selling Shareholders.

19.          PARTIAL UNENFORCEABILITY.  The invalidity or unenforceability of any section, paragraph, clause or provision of this Agreement shall not affect the validity or enforceability of any other section, paragraph, clause or provision hereof. If any section, paragraph, clause or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

20.          GENERAL.  This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof.  In this Agreement, the masculine, feminine and neuter genders and the singular and the plural include one another.  The section headings in this Agreement are for the convenience of the parties only and will not affect the construction or interpretation of this Agreement.  This Agreement may be amended or modified, and the observance of any term of this Agreement may be waived, only by a writing signed by the Company, the Controlling Shareholders and one or more Attorneys-in-fact on behalf of the Selling Shareholders and the Representative.

21.          COUNTERPARTS. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

Any person executing and delivering this Agreement as Attorney-in-fact for the Selling Shareholders represents by so doing that he has been duly appointed as Attorney-in-fact by such Selling Shareholder pursuant to a validly existing and binding Power of Attorney which authorizes such Attorney-in-fact to take such action.

If the foregoing is in accordance with your understanding of the agreement between the Company, James Hong, Fame Brilliant, the Selling Shareholders and the several Underwriters, kindly indicate your acceptance in the space provided for that purpose below.

Very truly yours,

ZUOAN FASHION LIMITED

By:
Name:
Title:

JAMES JINSHAN HONG

FAME BRILLIANT GROUP LIMITED

By:
Name:
Title:

SELLING SHAREHOLDERS LISTED
IN SCHEDULE B

By: Attorney-in-fact

By:
Name:

Attorney-in-fact
Acting on behalf of the Selling Shareholders listed in Schedule B.
Accepted as of
the date first above written:

COWEN AND COMPANY, LLC

Acting on its own behalf
and as Representative of several
Underwriters referred to in the
foregoing Agreement.

By: COWEN AND COMPANY, LLC

By:
Name:
Title:

SCHEDULE A

Name	Number of Firm Shares to be Purchased	Number of Optional Shares to be Purchased

Cowen and Company, LLC

RBC Capital Markets, LLC

Samsung Securities (Asia) Limited

Janney Montgomery Scott, LLC

Total

SCHEDULE B

Selling Shareholders	Number of Optional Shares to be Sold

Phillip Ventures Enterprise Fund 2 Ltd

Splendid Pearl International Limited

Total

SCHEDULE C

[General Use Free Writing Prospectuses]

SCHEDULE D

[List of officers, directors, shareholders, optionholders and warrantholders subject to Section 4(I)(l)]

Exhibit I

[Form of Lock-Up Agreement]

               , 2010

COWEN AND COMPANY, LLC

As Representative of the several Underwriters

1221 Avenue of the Americas

New York, New York 10020

Re:  Zuoan Fashion Limited — Registration Statement on Form F-1 for American Depositary Shares (“ADSs”)

Dear Sirs:

This Agreement is being delivered to you in connection with the proposed Underwriting Agreement (the “Underwriting Agreement”) between Zuoan Fashion Limited, an exempted company incorporated in the Cayman Islands (the “Company”) and Cowen and Company, LLC (“Cowen”), as the representative of  a group of underwriters (collectively, the “Underwriters”), to be named therein, and the other parties thereto (if any), relating to the proposed public offering of ADSs, representing ordinary shares with a par value of $[•] each of the Company (“Ordinary Shares”).

In order to induce you and the other Underwriters to enter into the Underwriting Agreement, and in light of the benefits that the offering of ADSs will confer upon the undersigned in its capacity as a securityholder and/or an officer, director or employee of the Company, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with each Underwriter that, during the period beginning on the date hereof through and including the date that is the 180th day after the date of the Underwriting Agreement (the “Lock-Up Period”), the undersigned will not, without the prior written consent of Cowen, directly or indirectly, (i) offer, sell, assign, transfer, pledge, contract to sell, or otherwise dispose of, or announce the intention to offer, sell, assign, transfer, pledge, contract to sell or otherwise dispose of, any ADSs or Ordinary Shares (including, without limitation, ADSs or Ordinary Shares which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations promulgated under the Securities Act of 1933, as the same may be amended or supplemented from time to time) (the “Beneficially Owned Shares”) or securities convertible into or exercisable or exchangeable for ADSs or Ordinary Shares, (ii) enter into any swap, hedge or similar agreement or arrangement that transfers in whole or in part, the economic risk of ownership of the Beneficially Owned Shares or securities convertible into or exercisable or exchangeable for ADSs or Ordinary Shares, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition, or (iii) engage in any short selling of ADSs or Ordinary Shares or securities convertible into or exercisable or exchangeable for ADSs or Ordinary Shares.  If (i) the Company issues an earnings release or material news or a material event relating to the Company occurs during the last 17 days of the Lock-Up Period, or (ii) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period, the Lock-Up Period shall be extended and the restrictions imposed by this Agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event.  If the undersigned is selling ADSs in the proposed public offering and in such capacity is a party to the Underwriting Agreement, the undersigned hereby acknowledges that the Company has agreed to provide written notice of any event that would result in an extension of the Lock-Up Period pursuant to the previous sentence to the undersigned (in accordance with Section [14] of the Underwriting Agreement) and agrees that any such notice properly delivered will be deemed to have been given to, and received by, the undersigned.  The undersigned hereby further agrees that, prior to engaging in any transaction or taking any other action that is subject to the terms of this Agreement during the period from the date hereof to and including the 34th day following the expiration of the initial Lock-Up Period, it will give notice thereof to the Company, and will not consummate such transaction or take any such action unless it has received written confirmation from the Company that the Lock-Up Period (as such may have been extended pursuant) has expired.

The restrictions set forth in the immediately preceding paragraph shall not apply to:

(1)           if the undersigned is a natural person, any transfers made by the undersigned (a) as a bona fide gift to any member of the immediate family (as defined below) of the undersigned or to a trust the beneficiaries of which are exclusively the undersigned or members of the undersigned’s immediate family, (b) by will or intestate succession upon the death of the undersigned or (c) as a bona fide gift to a charity or educational institution,

(2)           if the undersigned is a corporation, partnership, limited liability company or other business entity, any transfers to any shareholder, partner or member of, or owner of a similar equity interest in, the undersigned, as the case may be, if, in any such case, such transfer is not for value, and

(3)           if the undersigned is a corporation, partnership, limited liability company or other business entity, any transfer made by the undersigned (a) in connection with the sale or other bona fide transfer in a single transaction of all or substantially all of the undersigned’s capital stock, partnership interests, membership interests or other similar equity interests, as the case may be, or all or substantially all of the undersigned’s assets, in any such case not undertaken for the purpose of avoiding the restrictions imposed by this Agreement or (b) to another corporation, partnership, limited liability company or other business entity so long as the transferee is an affiliate (as defined below) of the undersigned and such transfer is not for value;

provided, however, that in the case of any transfer described in clause (1), (2) or (3) above, it shall be a condition to the transfer that the transferee executes and delivers to Cowen, acting on behalf of the Underwriters, not later than one business day prior to such transfer, a written agreement, in substantially the form of this Agreement (it being understood that any references to “immediate family” in the agreement executed by such transferee shall expressly refer only to the immediate family of the undersigned and not to the immediate family of the transferee) and otherwise satisfactory in form and substance to Cowen. For purposes of this paragraph, “immediate family” shall mean a spouse, child, grandchild or other lineal descendant (including by adoption), father, mother, brother or sister of the undersigned; and “affiliate” shall have the meaning set forth in Rule 405 under the Securities Act of 1933, as amended.

Notwithstanding the foregoing, the restrictions set forth above shall not apply to a transaction relating to ADSs acquired on the open market after the completion of the public offering of the Company’s ADSs, provided that no filing under the Securities Exchange Act of 1934, as amended, shall be required or shall be voluntarily made in connection with the transaction.

In order to enable this covenant to be enforced, the undersigned hereby consents to the placing of legends or stop transfer instructions with the Company’s transfer agent with respect to any ADSs or Ordinary Shares or securities convertible into or exercisable or exchangeable for ADSs or Ordinary Shares.

The undersigned further agrees that (i) it will not, during the Lock-Up Period (as the same may be extended as described above), make any demand or request for or exercise any right with respect to the registration under the Securities Act of 1933, as amended, of any ADSs or Ordinary Shares or any securities convertible into or exercisable or exchangeable for ADSs or Ordinary Shares, and (ii) the Company may, with respect to any ADSs or Ordinary Shares or any securities convertible into or exercisable or exchangeable for ADSs or Ordinary Shares owned or held (of record or beneficially) by the undersigned, cause the transfer agent or other registrar to enter stop transfer instructions and implement stop transfer procedures with respect to such securities during the Lock-Up Period (as the same may be extended as described above).

[To be added for any shareholder who is not a natural person — The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Agreement and that this Agreement has been duly authorized, executed and delivered by the undersigned and is a valid and binding agreement of the undersigned.]  This Agreement and all authority herein conferred are irrevocable and shall survive the death or incapacity of the undersigned (if a natural person) and shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

The undersigned acknowledges and agrees that whether or not any public offering of ADSs actually occurs depends on a number of factors, including market conditions.

If (i) the Underwriting Agreement terminates or is terminated prior to the payment for and delivery of the shares proposed for sale under the Registration Statement, (ii) either Cowen, on the one hand, or the Company, on the other hand, has advised the other in writing, prior to the execution of the Underwriting Agreement, that it has determined not to proceed with the public offering of ADSs, or (iii) the Underwriting Agreement is not executed on or prior to [date], then this Lock-Up Agreement shall terminate immediately upon such date and be of no further force and effect.

[Remainder of this page intentionally left blank]

Very truly yours,

(Name of Shareholder - Please Print)

(Signature)

(Name of Signatory if Shareholder is an entity - Please Print)

(Title of Signatory if Shareholder is an entity - Please Print)

Address:

Exhibit II

[Opinion of U.S. Counsel for the Company]

Exhibit III

[Opinion of counsel for the Selling Shareholders]

Exhibit IV

[Opinion of Cayman Islands and British Virgin Islands Counsel for the Company]

Exchibit V

[Opinion of Hong Kong Counsel for the Company]

Exhibit VI

[Opinion of PRC Counsel for the Company]

Exhibit VII

[Opinion of Depositary’s Counsel]